                                                                    EXHIBIT 10.1

                                LOAN AGREEMENT
                                --------------



     This LOAN AGREEMENT (this "Agreement") is entered into as of October 21,
                                ---------
1997 by and among SUMMA INDUSTRIES, a California corporation ("Borrower"),
                                                               --------
COMERICA BANK-CALIFORNIA, a California banking corporation, not in its individual capacity, but solely as agent for the Lenders from time to time ("Agent"), and the various financial institutions that are (or may hereafter
-------
become) parties hereto as lenders (each a "Lender" and collectively the
                                           ------
"Lenders").
 -------


                                   RECITALS
                                   --------

     A. Borrower has requested that Lenders provide it with certain credit facilities as more particularly set forth in this Agreement.

     B. Lenders have agreed to provide Borrower with the requested credit facilities on the terms and conditions set forth herein.

     C. The proceeds of credit facilities herein provided shall be used for Borrower's working capital and general business purposes, and to finance Borrower's acquisition (the "Acquisition") of all of the issued and outstanding
                             -----------
capital stock of Calnetics Corporation, a California corporation ("Target"),
                                                                   ------
pursuant to that certain Agreement and Plan of Acquisition dated as of July 2, 1997, as amended, between Borrower and Target (the "Acquisition Agreement").
                                                    ---------------------

     D. The Obligations under this Agreement shall be secured by a first-priority lien and security interest in and to all of the assets of Borrower and its Subsidiaries (other than Excluded Subsidiaries), subject to Permitted Liens and Exclusive Liens, as more fully set forth herein.

     NOW, THEREFORE, Agent, the Lenders and Borrower hereby agree as follows:


1.   DEFINITIONS. For purposes of this Agreement, the following terms shall have
     -----------
the respective meanings provided below in this Section 1:
                                               ---------

     "Accountants" is defined in Section 7.1(B)(1).
      -----------                -----------------

     "Account Debtor" means the party who is obligated on or under an Account.
      --------------

     "Accounts" of any Person means all of such Person's presently existing and
      --------
hereafter arising or acquired accounts, accounts receivable, margin accounts, futures positions, book debts, notes, drafts, acceptances, chattel paper, and other forms of obligations now or hereafter owned or held by or payable to such Person relating in any way to Inventory or arising from the sale of Inventory or the rendering of services by such Person or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto, together with all merchandise represented by any of the accounts; all such merchandise that may be reclaimed or repossessed or returned to such Person; all of such Person's rights as an unpaid vendor, including stoppage in transit, reclamation, replevin, and sequestration; all pledged assets and all letters of credit, guaranty claims, liens, and security interests held by or granted to such Person to secure payment of any of the foregoing; all proceeds and products of all of the foregoing; and all proceeds of insurance with respect thereto, including the proceeds of any applicable credit insurance or fidelity bond, whether payable in cash or in kind; and all customer lists, ledgers, books of account, records, computer programs, computer disks or tape files, computer printouts, computer runs, and other computer prepared information relating to any of the foregoing.

     "Accounts Trial Balance" is defined in Section 7.1(E).
      ----------------------                --------------

     "Acquisition" is defined in the Recitals.
      -----------                    --------

     "Acquisition Agreement" is defined in the Recitals.
      ---------------------                    --------

     "Advance" is defined in Section 2.1.
      -------                -----------

     "Affiliate" means as to any Person (a) any Person which, directly or
      ---------
indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person who is a director, officer, partner or principal (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above, or (c) any individual who is a relative of any Person described in clause (a) or clause (b) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the purposes of this Agreement, neither Agent nor any Lender shall be deemed to be an Affiliate of Borrower or any of its Subsidiaries.

     "Agent" is defined in the preamble.
      -----                    --------

     "Applicable Base Rate Margin" means (a) for all periods to and including
      ---------------------------
August 31, 1998, 0.375% for the Revolving Loan and 0.625% for each of the Term Loan and the Purpose Line, and (b) commencing September 1, 1998 and at all times thereafter, the applicable percentage set forth below beneath such Loan based upon Borrower's ratio of Senior Debt to EBITDA for the most recently ended period of four consecutive fiscal quarters:

     Senior Debt/EBITDA Ratio            Applicable Base Rate Margin
     ------------------------            ---------------------------

                                   Revolving Loan       Term Loan & Purpose Line
                                   --------------       ------------------------
      Less than 1.5                        0                      .125%
      More than 1.5 and
        less than 2.0                      0                      .25%
      More than 2.0 and
        less than 2.5                    .125%                    .375%
      More than 2.5 and
        less than 3.0                    .25%                     .5%
      More than 3.0 and
        less than 3.75                   .375%                    .625%

     "Applicable LIBOR Margin" means (a) for all periods to and including August
      -----------------------
31, 1998, 2.0% for the Revolving Loan and 2.25% for each of the Term Loan and the Purpose Line, and (b) commencing September 1, 1998 and at all times thereafter, with respect to any Loan, the applicable percentage set forth below beneath such Loan based upon Borrower's ratio of Senior Debt to EBITDA for the most recently ended period of four consecutive fiscal quarters:

     Senior Debt/EBITDA Ratio            Applicable LIBOR Margin
     ------------------------            -----------------------

                              Revolving Loan       Term Loan & Purpose Line
                              --------------       ------------------------
      Less than 1.5                1.5%                    1.75%
      More than 1.5 and
        less than 2.0              1.625%                  1.875%
      More than 2.0 and
        less than 2.5              1.75%                   2.0%
      More than 2.5 and
        less than 3.0              1.875%                  2.125%
      More than 3.0 and
        less than 3.75             2.0%                    2.25%

     "Available Amount" means, at any time, an aggregate outstanding principal
      ----------------
amount of Revolving Loans not in excess of the lesser of (i) the Borrowing Base and (ii) the Revolving Commitment Limit.

     "Base Rate" means a variable rate of interest per annum which is announced
      ---------
from time to time by Agent as the "prime rate," "reference rate," "base rate," or other similar rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Agent.

     "Borrowing Base" means an amount as of any time of determination equal to
      --------------
the sum of:

          (x) 85% of the aggregate face amount (less maximum discounts, credits and allowances granted to Account Debtors in connection therewith) then outstanding under existing Eligible Accounts, plus
                                                   ----

          (y) 50% (reducing to 45% at September 1, 1998 and for all times thereafter) of the aggregate value of Borrower's then existing Eligible Inventory valued at the lower of cost (determined on a first-in-first-out basis) or Fair Market Value, but in no event not to exceed $5,000,000, provided, that the foregoing percentages may be reduced in Agent's sole
     --------
     discretion if upon audit and examination of the Accounts and Inventory of Borrower and its Subsidiaries, Agent determines that the quality and/or character of the collateral has deteriorated.

     "Borrowing Base Certificate" has the meaning specified in Section 7.1(E).
      --------------------------                               --------------

     "Borrowing Request" is defined in Section 2.4.
      -----------------                -----------

     "Business Day" means any day on which commercial banks are not authorized
      ------------
or required to close in Los Angeles, California and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Loan bearing interest with reference to LIBOR or a notice by Borrower with respect to any such Loan, a day which is also a day on which dealings in Dollar deposits are carried out on the London interbank market.

     "Capital Expenditures" means the expenditures of any Person which should be
      --------------------
capitalized on the balance sheet of such Person in accordance with GAAP (but only that portion of Capitalized Lease Obligations paid in cash during the relevant period) and which are made in connection with the purchase, construction or improvement of items properly classified on such balance sheet as Property, plant, equipment or other fixed assets or intangibles, provided
                                                                    --------
that Capital Expenditures shall not include the portion of any such expenditures paid for with (a) the Net Cash Proceeds of any property insurance or condemnation award, (b) the Net Cash Proceeds of a sale of Property permitted hereunder to the extent used within 30 days after such sale to purchase like or similar Property, or (c) the Net Cash Proceeds of any purchase money Indebtedness or Capitalized Leases permitted hereunder for the purpose of financing such expenditures (provided that payments of principal amounts in
                             --------
respect of such purchase money Indebtedness or Capitalized Leases shall nevertheless constitute Capital Expenditures hereunder).

     "Capitalized Lease" means any lease of Property which in accordance with
      -----------------
GAAP should be capitalized on the balance sheet of any Person or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

     "Capitalized Lease Obligation" means the amount of the liability of any
      ----------------------------
Person which in accordance with GAAP should be capitalized or disclosed on the balance sheet of such Person in respect of a Capitalized Lease.

     "Chattel Paper" shall have the meaning provided in the Security Agreement.
      -------------

     "Closing Date" means the date of the initial disbursement of Loans
      ------------
hereunder, which (subject to satisfaction of the applicable conditions set forth herein) shall occur at 10:00 A.M. (Pacific time) on October 31, 1997, or such other time and date as shall be mutually acceptable to Borrower and Agent and at the offices of Manatt, Phelps & Phillips, LLP, 11355 West Olympic Blvd., Los Angeles, CA 90064, or at such other place as the parties may agree.

     "Code" means the Internal Revenue Code of 1986, as from time to time
      ----
amended.

     "Collateral" means any and all collateral from time to time securing the
      ----------
Obligations, including without limitation all "Collateral" under and as defined in the Security Agreement, any Trademark Security Agreement, the Pledge Agreement and any Mortgage.

     "Commitment" means each commitment of a Lender under this Agreement to
      ----------
advance Loan funds to Borrower.

     "Consolidated Current Assets" means all assets of Borrower and its
      ---------------------------
Subsidiaries on a consolidated basis which, in accordance with GAAP, are properly classified as current assets, including of cash and cash equivalents.

     "Consolidated Current Liabilities" means all liabilities of Borrower and
      --------------------------------
its Subsidiaries on a consolidated basis maturing on demand or within one year from the date as of which such liabilities are to be determined, and such other liabilities (including, without limitation, accrued taxes) as may properly be classified as current liabilities in accordance with GAAP, and including, in any event, the outstanding principal balance of the Revolving Loan.

     "Consolidated Interest Expense" means, for any period, total interest
      -----------------------------
expense (including, without limitation, that portion of any Capitalized Lease Obligations attributable to interest expense in conformity with GAAP and amortization of capitalized interest) paid or accrued with respect to all outstanding Indebtedness of Borrower and its Subsidiaries, excluding all
                                                           ---------
commissions, discounts and other fees and charges owed with respect to letter of credit and bankers acceptance financing, prepayment charges, agency fees, administrative fees, commitment fees, capitalized transaction costs allocated to interest expense, payments received under such interest rate hedging, cap or similar agreement or arrangement, all as determined for Borrower and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.

     "Consolidated Net Income (Loss)" means, for any period, the net income (or
      ------------------------------
loss) of Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, determined in accordance with GAAP (but in any event without deduction of dividends paid or payable in respect of any equity interest of Borrower); provided that in determining Consolidated Net
                              --------
Income (Loss) there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Borrower) in which any Person other than Borrower or any of its Subsidiaries has a joint interest or partnership interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries, (iii) the proceeds of any life insurance policy, (iv) gains and losses from the sale, exchange, transfer or other disposition of Property or assets not in the ordinary course of business of Borrower and its Subsidiaries, and related tax effects in accordance with GAAP, (v) any other extraordinary or non-recurring gains and losses of Borrower or its Subsidiaries, and related tax effects in accordance with GAAP, and (vi) the income of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or of any agreement, instrument, judgment, decree, Order, statute, rule or governmental regulation applicable to that Subsidiary.

     "Continue", "Continuation" and "Continued" shall refer to the continuation
      --------    ------------       ---------
pursuant to Section 3.1 hereof of a LIBOR Loan from one Interest Period to the
            -----------
next Interest Period.

     "Contracts" of any Person means all contracts, undertakings, or other
      ---------
agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which such Person may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     "Convert", "Conversion" and "Converted" shall refer to a conversion
      -------    ----------       ---------
pursuant to Section 3.1 hereof of (a) a LIBOR Loan into a Base Rate Loan, or (b)
            -----------
a Base Rate Loan into a LIBOR Loan.

     "Default" means any event or condition which, with due notice or lapse of
      -------
time or both, would become an Event of Default.

     "Deposit Account" of Borrower or any of its Subsidiaries means a controlled
      ---------------
cash collateral account of such Person maintained at Comerica Bank-California.

     "Document" shall have the meaning provided in the Security Agreement.
      --------

     "EBITDA" means, for any period, Consolidated Net Income (Loss) for such
      ------
period plus all amounts deducted in determining such Consolidated Net Income
       ----
(Loss) on account of Consolidated Interest Expense, taxes based on or measured by income, depreciation expense, amortization expense and other non-cash items (including, without limitation, adjustments related to the write-up in the book value of any assets arising out of the Transactions, to the extent such adjustments are made pursuant to APB Nos. 16 and 17 and are deducted in determining Consolidated Net Income (Loss) for such period, but exclusive of extraordinary and non-recurring items), all as determined for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

     "Eligible Account" means each account receivable of Borrower or any of its
      ----------------
Subsidiaries:

     (a) that arises out of the sale by Borrower or such Subsidiary of Inventory in the ordinary course of its business to an Account Debtor located within the United States of America (provided that in any event accounts receivable of up to $500,000 at any one time outstanding owed by Ammeraal Conveyor Belting, B.V. shall be permitted to be Eligible Accounts to the extent that such accounts receivable would otherwise qualify as Eligible Accounts pursuant to the other requirements of this definition);

     (b) that is the valid, binding and legally enforceable obligation of the Account Debtor obligated thereon and such Account Debtor is not (i) an Affiliate of Borrower or of any Subsidiary of Borrower, (ii) a director, officer or employee of Borrower or of any Subsidiary or Affiliate of Borrower, (iii) the United States of America or any department, agency or instrumentality thereof (or any state or municipality), (iv) a debtor under any proceeding under the United States Bankruptcy Code or any other comparable bankruptcy or insolvency law applicable under the law of any other country or political subdivision thereof, or (v) an assignor for the benefit of creditors;

     (c) that is assignable and not evidenced by an instrument or chattel paper unless the same has been endorsed and delivered to Agent;

     (d) that is subject to a perfected, first priority Lien in favor of Agent, and is free and clear of any other Lien other than Permitted Liens;

     (e) that is net of any credit or allowance given by Borrower or such Subsidiary to such Account Debtor;

     (f) for which Borrower or such Subsidiary is not and will not become liable to the Account Debtor for goods sold or services rendered by such Account Debtor to Borrower or such Subsidiary;

     (g) that is not subject to any asserted offset, counterclaim or other defense with respect thereto, provided, however, that this clause (f)
                                        --------  -------
          shall not cause an account to fail to
          be an Eligible Account to the extent of the portion thereof, if any, that is not subject to any asserted offset, counterclaim or other defense;

     (h) that is not unpaid more than 90 days after earlier of (x) the date of the applicable invoice and (y) the date of shipment;

     (i) that is not owed by an Account Debtor who is obligated on accounts owed to Borrower and its Subsidiaries more than 25% of the aggregate unpaid balance of which have been past due for longer than either of the relevant periods specified in clause (h) above unless Agent has approved expressly in writing the continued eligibility thereof;

     (j) to the extent that it would not cause the total Eligible Accounts owing from any one Account Debtor or its Affiliates to exceed 20% of all Eligible Accounts owed to Borrower or any of its Subsidiaries; and

     (k) that does not arise from a sale to an Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis.

     "Eligible Inventory" means all finished goods and raw materials inventory
      ------------------
produced or procured pursuant to valid, binding and existing purchase orders therefor and as to which Borrower or any of its Subsidiaries has title, provided
                                                                        --------
that such inventory:

     (a) is subject to a perfected, first priority Lien in favor of Agent, and is free and clear of any other Lien other than Permitted Liens;

     (b)  is located at (1) the locations set forth on Schedule 6.10 or (2) such
                                                       -------------
          other locations within the United States of America as are permitted pursuant to this Agreement;

     (c) is not so identified to a contract to sell that it constitutes an Account;

     (d) has not been acquired by Borrower or such Subsidiary on consignment and has not been placed out on consignment by Borrower or such Subsidiary; and

     (e) is not obsolete or slow moving Inventory (including, without limitation, Inventory of a type which has not had substantial sales during the past twelve months or, in the case of any product introduced within the past twelve months, since its date of introduction), and is of good and merchantable quality free from any defects which might adversely affect the market value thereof.

     "Environmental Laws" means the Comprehensive Environmental Response,
      ------------------
Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right to Know Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, the Clean Air Act, the Clean Water Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Noise Control Act, Occupational Safety and Health Act, the Toxic Substances Control Act, any so-called "Superfund" or "Superlien" law, any regulation promulgated under any of the foregoing or any other Federal, state, or local statute, law, ordinance, code, rule, regulation, order, decree, common law or other requirement of any Governmental Body regulating, relating to or imposing liability or standards of conduct concerning the environment, health and safety, siting, wetlands, coastal zone management, air emissions, discharges to surface or ground water, discharges to any sewer or septic system, noise emissions, solid waste disposal or any Hazardous Material, or the generation, use, transportation or other management of Hazardous Materials, all as now or at any time hereafter may be in effect.

     "Environmental Matter" means any claim, investigation, notice letter,
      --------------------
information request, litigation, administrative proceeding, cleanup or remediation order, whether pending or, to the knowledge of Borrower, threatened, or judgment or Order, relating to any Hazardous Materials, the release thereof, or any Environmental Law.

     "Equipment" shall have the meaning provided in the Security Agreement.
      ---------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as from
      -----
time to time amended.

     "ERISA Affiliate" means any corporation or other Person which is a member
      ---------------
of the same controlled group (within the meaning of Section 414(b) of the Code) of corporations or other Persons as Borrower or any of its Subsidiaries, or which is under common control (within the meaning of Section 414(c) of the Code) with Borrower or any of its Subsidiaries, or any corporation or other Person which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with Borrower or any of its Subsidiaries, or any corporation or other Person which is required to be aggregated with Borrower or any of its Subsidiaries pursuant to Section 414(o) of the Code or the regulations promulgated thereunder, to the extent effective.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Excluded Subsidiary"  means (a) Summa International, Inc., a U.S. Virgin
      -------------------
Islands corporation (the "FISC"), (b) Fullerton Holdings, Inc., a California
                          ----
corporation, (c) Merger Sub, and (d) any other Person that may from time to time be designated as an Excluded Subsidiary with the consent of Agent; provided
                                                                        --------
any Excluded Subsidiary (other than the FISC, so long as the FISC owns no material Property and conducts no material business operations) shall cease to be an Excluded Subsidiary upon generating gross revenues of $250,000 or more in any fiscal year, whereupon Borrower shall pledge its interest in such Subsidiary to Agent pursuant to the Pledge Agreement and shall cause such Subsidiary to execute and deliver the Security Agreement and the Subsidiary Guarantee.

     "Exclusive Liens" means Liens encumbering Property of Borrower or any of
      ---------------
its Subsidiaries pursuant to documentation that prohibits the incurrence of any other Liens on such Property, so identified on Schedule 6.8A and acceptable to
                                               -------------
Agent and the Lenders.

     "Fair Market Value" means the amount a willing buyer would pay to a willing
      -----------------
seller for the assets in question, neither party being under compulsion to act and both having reasonable knowledge of all relevant facts.

     "Funded Debt" of any Person means all items described in clauses (i),
      -----------
(iii), (iv) and (vi) of the definition of "Indebtedness" set forth herein, and all Guarantees of such Person in respect of any of such items.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

     "General Intangibles" shall have the meaning provided in the Security
      -------------------
Agreement.

     "Governmental Body" means any Federal, state, county, city, town, village,
      -----------------
municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign.

     "Guarantee" means any guarantee or other contingent liability (other than
      ---------
any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (a) any other endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (b) any agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations, (ii) to purchase, sell or lease Property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the Property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation. The amount of any Guarantee shall be equal to the outstanding amount of the obligations directly or indirectly guaranteed.

     "Hazardous Material" and "Hazardous Materials" mean, and shall be deemed to
      ------------------       -------------------
refer to:

     (1) any "hazardous substance" as defined in, or for purposes of, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. (S)(S) 9601 & 9602, or any other so-called "superfund" or "superlien" law and any judicial interpretation of any of the foregoing;

     (2)  any "regulated substance" as defined pursuant to 40 C.F.R. Part 280;

     (3)  any "pollutant or contaminant" as defined in 42 U.S.C.A. (S) 9601(33);

     (4) any "hazardous waste" as defined in, or for purposes of, the Resource Conservation and Recovery Act;

     (5)  any "hazardous chemical" as defined in 29 C.F.R. Part 1910;

     (6) any "hazardous material" as defined in, or for purposes of, the Hazardous Materials Transportation Act; and

     (7) any other substance, regardless of physical form, or form of energy or pathogenic agent that is subject to any other past, present or future law or requirement of any Governmental Body regulating, relating to, or imposing obligations, liability, or standards of conduct concerning the protection of human health, plant life, animal life, natural resources, Property or the reasonable enjoyment of life or Property from the presence in the environment of any solid, liquid, gas, odor, pathogen or form of energy, from whatever source.

     Without limiting the generality of the foregoing, the term "Hazardous Material" thus includes, but is not limited to, any material, waste or substance that contains petroleum or any fraction thereof, asbestos, or polychlorinated biphenyls, or that is flammable, explosive or radioactive.

     "Indebtedness" means with respect to any  Person, without duplication, (i)
      ------------
all indebtedness of such Person for borrowed money, (ii) any obligation incurred for all or any part of the purchase price of Property or services, other than accounts payable and accrued expenses included in current liabilities and incurred in respect of Property or services purchased in the ordinary course of business, (iii) indebtedness or obligations evidenced by bonds, debentures, notes or similar written instruments, (iv) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder,
(v) any obligation (whether or not such Person has assumed or become liable for the payment of such obligation) secured by a Lien on any Property of such Person, (vi) Capitalized Lease Obligations of such Person, (vii) all indebtedness, contingent or otherwise, with respect to any interest rate agreement, including without limitation any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Borrower or its Subsidiaries against fluctuations in interest rates, (viii) any indebtedness, contingent or otherwise, under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect Borrower or any of its Subsidiaries against fluctuations in currency values, and (ix) all Guarantees of such Person.

     "Instrument" of any Person means any "instrument" of such Person, as such
      ----------
term is defined in Section 9105(1) (i) of the UCC, and shall include, without limitation, any draft, check, certificate of deposit, note, bill of exchange, security (including equity securities) or any other writing owned or held by such person which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

     "Interest Period" means, with respect to any portion of the outstanding
      ---------------
principal of the Loans bearing interest from time to time with reference to LIBOR, the period commencing on and including the date such principal is advanced or is Converted from the Floating Rate to LIBOR, or the last day of the immediately preceding Interest Period for such principal (if previously bearing interest with reference to LIBOR), and ending on but excluding the 30th, 60th, 90th or 120th day thereafter; provided that if any Interest Period would
                                    --------
end on a day that is not a Business Day, such Interest Period shall be extended to the next day that is a Business Day (unless extending such Interest Period to the next Business Day would cause the Interest Period to end in a different calendar month, in which case the last day of such Interest Period shall be the immediately preceding Business Day). In no event shall an Interest Period extend beyond the Revolving Maturity Date; and if any Interest Period would otherwise commence before and end after the Revolving Maturity Date, then the LIBOR shall not be available hereunder for such period.

     "Inventory" of any Person means any "inventory" of such Person, as such
      ---------
term is defined in Section 9109 (4) of the UCC, and shall include, without limitation, any and all goods owned or held by or for the account of such Person, for sale or lease, or for furnishing under a contract of service, or as raw materials, work in process, materials incorporated in or consumed in the production, packaging, delivery or shipping of any of the foregoing, supplies, and all property the sale, lease or other disposition of which has given rise to Accounts and which has been returned to such Person or repossessed by such Person or stopped in transit, all substitutions and replacements therefor and all additions and accessions thereto; and all customer lists, ledgers, books of account, records, computer programs, computer disks or tape files, computer printouts, computer runs, and other computer prepared information relating to any of the foregoing.

     "Investment" means with respect  to any Person, any investment of such
      ----------
Person so classified under GAAP, and, whether or not so classified, includes (a) any loan or advance made by such Person to any other Person, (b) any Guarantee, and (c) any ownership or similar interest in any other Person; and the amount of any Investment shall be the original principal or capital amount thereof less all cash returns of principal or equity thereof (and without adjustment by reason of the financial condition of such other Person).

     "LIBOR" means, with respect to any portion of the outstanding Loans for any
      -----
Interest Period therefor, the offered rate per annum for deposits of Dollars for a period equal to such Interest Period that appears on Telerate Page 3750 as of 11:00 A.M. (London, England time) two Business Days prior to the commencement of such Interest Period. If no such offered rate exists, the rate in respect of such Interest Period will be the rate of interest per annum, as determined by Agent (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits of Dollars in immediately available and freely transferable funds are offered at 11:00 A.M. (London, England time) two Business Days prior to the commencement of such Interest Period by major financial institutions reasonably satisfactory to Agent in the London interbank market for a period equal to such Interest Period and for an amount equal or comparable to such portion of the principal amount of the Loans.

     "LIBOR Rate" is defined in Section 3.1.
      ----------                -----------

     "LIBOR Loan" is defined in Section 3.1.
      ----------                -----------

     "Lien" means any security interest, mortgage, pledge, lien, claim, charge,
      ----
encumbrance, title retention agreement or lessor's interest under a Capitalized Lease or analogous instrument.

     "Loan" means each of the Revolving Loan, the Term Loan and the Purpose
      ----
Line, or any portion thereof, and "Loans" means all of such loans collectively.
                                   -----

     "Loan Documents" means this Agreement, the Notes, the Subsidiary
      --------------
Guarantees, the Security Agreement, the Trademark Security Agreement, the Pledge Agreement, the Mortgages and all other documents, instruments and agreements (including financing statements and certificates executed and delivered from time to time in connection with or pursuant to this Agreement).

     "Material Adverse Effect" means any change or changes or effect or effects
      -----------------------
that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole, (ii) the Transactions, (iii) the ability of Borrower and its Subsidiaries to perform its respective obligations under this Agreement, the Notes, and the other Loan Documents to which they may be parties or (iv) the validity or enforceability of any of the Loan Documents in any manner that would impair the practical realization by Agent or the Lenders of their respective rights, benefits or remedies under any thereof.

     "Merger Sub" means Calnetics Acquisition Corp., a Delaware corporation
      ----------
newly formed by Borrower for the purpose of consummating the Acquisition.

     "Mortgage" means a Mortgage substantially in the form of Exhibit F-1 or a
      --------                                                -----------
Deed of Trust substantially in the form of Exhibit F-2 pursuant to which a Site
                                           -----------
shall be pledged to Agent, for the benefit of the Lenders, as collateral for the Obligations.

     "Multiemployer Plan" means a multiemployer plan as defined in Section 3(37)
      ------------------
or Section 4001(a)(3) of ERISA or Section 414(f) of the Code contributed to by Borrower or any of its ERISA Affiliates and which is subject to Title IV of ERISA.

     "Net Cash Proceeds" means, with respect to (a) an incurrence by Borrower or
      -----------------
any of its Subsidiaries of any Indebtedness, (b) the issuance and sale by Borrower or any of its Subsidiaries of any of its equity interests or (c) any sale, lease, transfer or other voluntary or involuntary disposition of any Property of Borrower or any of its Subsidiaries (other than sales of Inventory in the ordinary course of business, but including, without limitation, a sale or disposition of any capital stock of any Subsidiary, and any receipt of fire, property, casualty or similar insurance proceeds or condemnation awards in respect of such Property), the aggregate amount of cash consideration received by Borrower or any of its Subsidiaries in connection with such transaction after deduction of (a) all fees, costs and expenses directly incurred by Borrower or such Subsidiary in connection therewith, including, without limitation, underwriting discount, brokerage or selling commissions, if any, (b) taxes paid or payable in connection with such transaction, (c) in the case of any sale, lease, transfer or disposition of Property, the amount of Indebtedness secured by such Property required to be repaid in connection with such transaction, (d) in the case of any incurrence of Indebtedness for the purpose of refinancing any existing Indebtedness, the amount of the existing Indebtedness being so refinanced, and (e) the reasonable fees and disbursements of counsel paid by Borrower or any of its Subsidiaries in connection therewith.

     "Note" is defined in Section 2.2.
      ----                -----------

     "Obligations" means all obligations (monetary or otherwise) of Borrower and
      -----------
its Subsidiaries to Agent and the Lenders arising under or in connection with this Agreement, the Notes and each other Loan Document; provided that the
                                                        --------
Obligations of any Subsidiary of Borrower shall be limited to the maximum amount of such Subsidiary's liability under the Subsidiary Guarantee.

     "Order" means any order, writ, injunction, decree, judgment, award,
      -----
determination or written direction or demand of any court, arbitrator or Governmental Body.

     "Patent Security Agreement" means a Patent Security Agreement substantially
      -------------------------
in the form of Exhibit J-1, made by Borrower or a Subsidiary of Borrower in
               -----------
favor of Agent, for the benefit of the Lenders.

     "PBGC" means the Pension Benefit Guaranty Corporation, and any successor
      ----
agency or Governmental Body performing similar functions.

     "Pension Plan" means an employee pension benefit plan, as defined in
      ------------
Section 3(2) of ERISA which is subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, excluding a Multiemployer Plan, maintained by or contributed to by Borrower or any of its ERISA Affiliates.

     "Percentage" means, with respect to any Lender, the percentage of the
      ----------
aggregate Commitments of all Lenders represented by the Commitment of such Lender.

     "Permitted Investments" means, (i) marketable obligations issued or fully
      ---------------------
guaranteed by the United States of America or an instrumentality or agency thereof maturing within 180 days after acquisition thereof, (ii) open market commercial paper, maturing within 180 days after acquisition thereof, which has the highest credit rating of either Standard & Poor's Corporation or Moody's Investors Service, Inc., issued by a Person (other than Borrower or any of its Subsidiaries or Affiliates) organized under the laws of any State of the United States of America or of the District of Columbia, and (iii) certificates of deposit or bankers acceptances or other obligations maturing within 180 days after acquisition thereof issued by a domestic commercial bank which is a member of the Federal Reserve System and has capital and surplus and undivided profits in excess of $500,000,000.

     "Permitted Liens" is defined in Section 7.8.
      ---------------                -----------

     "Person" means any natural person, corporation, partnership, firm,
      ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Pledge Agreement" means a pledge agreement substantially in the form of
      ----------------
Exhibit G, pursuant to which Borrower or a Subsidiary pledges to Agent, for the
---------
benefit of the Lenders, all of such Person's ownership interests in each of its Subsidiaries (other than Excluded Subsidiaries).

     "Property" means, with respect to any Person, any interest of such Person
      --------
in any kind of property or asset, whether real, personal, or mixed, tangible or intangible.

     "Purpose Line" is defined in Section 2.3.
      ------------                -----------

     "Purpose Note(s)" is defined in Section 2.3.
      ---------------                -----------

     "Required Lenders" means, as of any date of determination, Lenders holding
      ----------------
Commitments comprising 66 2/3% or more of the aggregate Commitments of all of the Lenders.

     "Restricted Payment" means, with respect to any Person,
      ------------------

     (a) the declaration or payment of any dividend or other distribution on, or the incurrence of any liability to make any other payment in respect of, capital stock or other equity interest of such Person (other than one payable solely in the same class of capital stock of such Person),

     (b) any payment or distribution on account of the purchase, redemption, defeasance (including in-substance or legal defeasance) or other retirement of any capital stock of such Person, or of any warrant, option or other right to acquire such capital stock, or any other payment or distribution made in respect thereof, and

     (c) any payment or distribution by such Person on account of the principal of or prepayment charge, if any, or interest or other amounts, with respect to any Indebtedness of Borrower or any of its Subsidiaries which is subordinated and subject in right of payment to the prior payment of the Obligations.

     The amount of any Restricted Payment made in the form of Property shall be deemed to be the Fair Market Value of such Property as of the date of such payment.

     "Revolving Commitment Limit" is defined in Section 2.1.
      --------------------------                -----------

     "Revolving Loan" is defined in Section 2.1.
      --------------                -----------

     "Revolving Maturity Date" is defined in Section 2.1.
      -----------------------                -----------

     "Revolving Note" is defined in Section 2.1.
      --------------                -----------

     "SEC" means the United States Securities and Exchange Commission and any
      ---
other agency or Governmental Body that may hereafter succeed to the functions thereof.

     "Securities Act" means as of any date the Securities Act of 1933, as
      --------------
amended, or any similar Federal statute then in effect, and a reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Security Agreement" means the Security Agreement executed and delivered by
      ------------------
Borrower and each of its Subsidiaries (other than Excluded Subsidiaries) in favor of Agent, for the benefit of the Lenders, substantially in the form of
Exhibit I.
---------

     "Senior Debt" means all outstanding Funded Debt of Borrower and its
      -----------
Subsidiaries, less the principal amount of any such Funded Debt which is
              ----
expressly subordinated to the payment of the Obligations.

     "Site" means (a) 10163 U.S. 31 North, Charlevoix, Michigan, (b) One Gum
      ----
Branch Road, Dickson, Tennessee, and (c) each other parcel of real property hereafter required to be made subject to a Mortgage pursuant to Section 7.21.
                                                                ------------

     "Solvent" means, when used with respect to any Person, that (A) the fair
      -------
value of the property of such Person is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person, (B) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (C) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (D) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital. For such purposes, any contingent liability (including, without limitation, pending litigation, Guarantees, pension plan liabilities and claims for federal, state, local and foreign taxes, if any) is valued at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Subsidiary" means as to any Person (a) a corporation of which outstanding
      ----------
shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person and (b) any partnership, association, joint venture or other business entity the controlling interest of which is at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

     "Subsidiary Guarantee" means the guaranty executed and delivered by the
      --------------------
Subsidiaries of Borrower (other than Excluded Subsidiaries) in favor of Agent, for the benefit of the Lenders, substantially in the form of Exhibit H.
                                                             ---------

     "Tangible Net Worth" means the consolidated net worth of Borrower and its
      ------------------
Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

     "Term Loan" is defined in Section 2.2.
      ---------                -----------

     "Term Note" is defined in Section 2.2.
      ---------                -----------

     "Trademark Security Agreement" means a Trademark Security Agreement
      ----------------------------
substantially in the form of Exhibit J-2, made by Borrower or a Subsidiary of
                             -----------
Borrower in favor of Agent, for the benefit of the Lenders.

     "Transactions" means the Acquisition, the Loans to be made on the Closing
      ------------
Date, and the other actions to be taken and documents to be delivered on or prior to the Closing Date as contemplated by this Agreement and the other Loan Documents.

     "UCC" means the Uniform Commercial Code as the same may, from time to time,
      ---
be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.


2.   CREDIT FACILITIES.  Lenders shall provide the following credit facilities
     -----------------
to Borrower (the Revolving Loan and the Term Loan defined below are sometimes referred to collectively as the "Facilities" and individually as a "Facility"):
                                 ----------                         --------

      2.1 Revolving Loan.  Lenders agree to make available to Borrower a
          --------------
revolving line of credit (the "Revolving Loan") in the maximum principal amount
                               --------------
outstanding at any one time of

FIFTEEN MILLION Dollars ($15,000,000) (the "Revolving Commitment Limit"), which
                                            --------------------------
Revolving Loan shall be evidenced by one or more Revolving Notes, each substantially in the form of Exhibit A hereto (each, a "Revolving Note" and
                             ---------                  --------------
collectively the "Revolving Notes"). Each Revolving Note shall be registered in
                  ---------------
the name of a Lender and shall have a maximum principal amount equal to such Lender's Commitment. The Revolving Loan shall mature and be payable in full on the third anniversary of the Closing Date (the "Revolving Maturity Date").
                                                -----------------------
Borrower may from time to time repay all or a portion of the amounts outstanding under the Revolving Loan (together with accrued interest to the date of repayment on the principal amount so repaid), which amounts may be re-borrowed (subject to the Revolving Commitment Limit and the Available Amount) so long as the Commitment of the Lenders to make Advances under the Revolving Loan has not been terminated. With respect to each disbursement of funds under the Revolving Loan (an "Advance"), each Lender is hereby authorized to record, on its books
          -------
and records, the date and amount of such Advance, the duration of each Interest Period therefor and the interest rate applicable to such Interest Period. The information so recorded by each Lender shall be conclusive in the absence of manifest error. Notwithstanding the foregoing, the failure by any Lender to record any such information shall not impair the liability of Borrower to make any payment of the Obligations when due.

     2.2 Term Loan.  Lenders agree to provide Borrower with a term loan (the
         ---------
"Term Loan") in the principal amount of up to THIRTEEN MILLION FIVE HUNDRED
----------
THOUSAND Dollars ($13,500,000) (the "Term Commitment Limit"), which Term Loan
                                     ---------------------
shall be evidenced by one or more Term Notes, each substantially in the form of Exhibit B hereto (each a "Term Note" and collectively the "Term Notes").
---------                 ---------                        ----------
Subject to the terms and conditions of this Agreement, the Term Loan shall be disbursed at the closing of the Acquisition. In no event may Borrower re-borrow any principal portion of the Term Loan that has been repaid. The Term Loan proceeds shall be applied to pay the purchase price under the Acquisition
Agreement.   Principal shall be payable as provided in Section 3.3, and interest
                                                       -----------
shall be payable concurrently with principal.   At its option, Borrower may from
time to time prepay all or any portion of the outstanding principal of the Term Loan, together with accrued interest on the principal being so prepaid and any amount payable pursuant to Section 3.7. Borrower shall be entitled to designate
                           -----------
the scheduled principal payments to which any partial voluntary prepayment under the Term Loan is to be applied; in such event Borrower shall pay accrued interest on the outstanding principal of the Term Loan on the payment dates when such prepaid principal payments would otherwise have been due.

     2.3 Purpose Line.   Lenders agree to provide Borrower with a non-revolving
         ------------
specific advance facility (the "Purpose Line") in a principal amount of FIVE
                                ------------
MILLION DOLLARS ($5,000,000) (the "Purpose Line Commitment").  No loan funds
                                   -----------------------
shall be available for disbursement pursuant to the Purpose Line following the third (3rd) anniversary of the Closing Date, at which time the Purpose Line Commitment shall terminate as to any future Loans thereunder. Each loan advanced under the Purpose Line shall be evidenced by one or more Purpose Notes, each substantially in the form of Exhibit C hereto (each a "Purpose Note" and
                                  ---------                 ------------
collectively the "Purpose Notes").  In no event may Borrower re-borrow any
                  -------------
principal portion of the Purpose Line that has been repaid. Borrower may request a loan of up to $1,000,000 under the Purpose Line on the Closing Date to provide funds to close the Acquisition, and the balance of funds available under the Purpose Line may be used to finance up to 90% of the purchase price of new equipment, up to 80% of the purchase price of used equipment and up to 90% for the acquisition of other businesses, each of which shall be subject to the prior approval of Agent. Principal of each loan made pursuant to the Purpose Line shall be repaid as provided in Section 3.3. In addition, at its option,
                               -----------
Borrower may from time to time prepay all or any portion of the outstanding principal under the Purpose Line, together with accrued interest on the principal being so prepaid and any amount payable pursuant to Section 3.7.
                                           -----------

     2.4 Borrowing Procedure.  Borrower may request an Advance pursuant to
         -------------------
written notice or pursuant to telephonic notice confirmed in writing or by facsimile (each a "Borrowing Request"). Each Borrowing Request shall be made not
                   -----------------
later than the last Business Day immediately preceding the date of the requested Advance, and shall specify the date and amount of the requested Advance, the Interest Period therefor, and whether such Advance is to bear interest with reference to LIBOR or the Floating Rate for such Interest Period. All Borrowing Requests and confirmations thereof in writing or by facsimile must be signed by an officer of Borrower who has been identified in writing to Agent as an officer authorized to make Borrowing Requests on behalf of Borrower. Notwithstanding the foregoing, in the case of the Purpose Line, Borrowing Requests shall be accompanied by sufficient documentation for Agent and the Lenders to evaluate the assets or business the Borrower proposes to acquire with the proceeds of the requested loan, including any applicable purchase orders, equipment specifications and acquisition agreements, and such Borrowing Requests and documentation shall be delivered sufficiently in advance of the proposed date of disbursement to permit Agent and the Lenders to evaluate the acquisition to be financed by the requested loan.

     2.5  Lenders' Records.  With respect to each Loan, each Lender is hereby
          ----------------
authorized to note the date, principal amount, interest rate and Interest Period (if any) applicable thereto and any payments made thereon on its books and records (either manually or by electronic entry) and/or on any schedule attached to the applicable Note, which notations shall be conclusive evidence of the information noted, in the absence of manifest error.

     2.6  Commitment Fee.  As a commitment fee for underwriting the Facilities
          --------------
provided hereunder, Borrower shall pay to Agent, for the benefit of Comerica Bank-California, the sum of $90,000 at or prior to Closing.

     2.7  Voluntary Commitment Reductions.   Upon three (3) Business Days' prior
          -------------------------------
written notice to Agent, Borrower may from time to time, on any Business Day, effect a permanent reduction of the Revolving Commitment Limit; provided,
                                                                --------
however, that
-------

          (i) to the extent that the outstanding Revolving Loan would exceed the Available Amount after giving effect to the requested reduction, Borrower shall, concurrently with the reduction of the Revolving Commitment Limit, make a prepayment of the Revolving Loan in an amount sufficient to cause Borrower to be in compliance with the Available Amount after giving effect to such reduction; and

          (ii) each such reduction in the Total Commitment shall be in an aggregate minimum amount of $500,000 and an integral multiple of $25,000.

Each reduction of the Revolving Commitment Limit shall reduce, pro-rata, the Lenders' respective portions of the Revolving Commitment Limit.

3.   PAYMENTS OF PRINCIPAL, INTEREST AND OTHER AMOUNTS.
     -------------------------------------------------

     3.1   Interest.  Amounts outstanding under the Loans shall bear interest
           --------
based at the rate per annum equal to the sum of the Base Rate from time to time plus the Applicable Base Rate Margin (the "Floating Rate") or, at Borrower's
                                           -------------
election subject to the following provisions of this Section 3.1, at the rate
                                                     -----------
per annum equal to the sum of LIBOR plus the Applicable LIBOR Margin (the "LIBOR
                                                                           -----
Rate"); provided, that following the occurrence of an Event of Default, all
----    --------
amounts outstanding under each Facility shall, at the option of Agent, bear interest at the rate per annum equal to the sum of the Floating Rate then applicable to such Facility plus 3%. A portion of principal outstanding hereunder bearing interest at the Floating Rate shall be referred to as a "Floating Rate Loan"; and a portion of principal outstanding hereunder bearing
 ------------------
interest at the LIBOR Rate shall be referred to as a "LIBOR Loan".  With respect
                                                      ----------
to any LIBOR Loan, Borrower may, at the end of the applicable Interest Period (or, subject to Section 3.7, on any other Business Day), convert such loan to a
                -----------
Floating Rate Loan. Borrower may at any time convert a Floating Rate Loan into a LIBOR Loan. At the time any advance is requested under a Facility, and/or Borrower wishes to have the LIBOR Rate apply to all or a portion of the outstanding principal of the Loans, and at the end of each Interest Period, Borrower shall give Agent notice specifying (i) the interest rate option selected by Borrower, (ii) the principal amount to be subject to such interest rate, and (iii) if the LIBOR Rate is selected, the length of the applicable Interest Period. Any such notice may be given by telephone so long as, in the case of LIBOR Loans, (x) Agent received written confirmation of such telephonic notice not later than three (3) Business Days after such telephonic notice is given, and (y) such notice is given to Agent prior to 10:00 a.m., California time, on the first day of the requested Interest Period. Notwithstanding the foregoing, Borrower may only request the LIBOR Rate with respect to the Revolving Loan, and only for amounts of principal that are at least $500,000 in the aggregate and integral multiples of $100,000. If, upon any request to have the LIBOR Rate apply to any portion of the Loans, Borrower does not immediately accept the LIBOR Rate quoted by Agent, any subsequent acceptance by Borrower shall be subject to a redetermination of the LIBOR Rate by Agent; provided that
                                                                  --------
if Borrower fails to accept any such quotation as given, then the quoted rate shall expire and Agent shall be under no obligation to permit Borrower to select
the LIBOR Rate on such day.   With respect to any portion of the Loans for which
the LIBOR Rate has not been duly selected in accordance with the foregoing provisions of this Section 3.1, Borrower will be deemed to have selected the
                   -----------
Floating Rate. Each portion of the Loans bearing interest at the LIBOR Rate must remain outstanding for the Interest Period selected for such portion of the Loans by Borrower.

     3.2  Interest Payments and Computations.  Accrued interest on all
          ----------------------------------
outstanding Loans shall be due and payable on the last Business Day of each month. Interest on LIBOR Loans shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed from the first day of the applicable Interest Period, but excluding the last day of such period. Interest on each Floating Rate Loan shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed.

     3.3  Principal Payments.  The outstanding principal of the Loans shall be
          ------------------
payable as follows:

          (a) The principal of the Term Loan shall be payable in monthly installments as follows:

          Closing through October 31, 1998,
          commencing November 30, 1997:    12 installments of $83,333.33
          through October 31, 2003:        60 installments of $166,666.66
          through October 31, 2004:        12 installments of $208,333.33

The Term Loan shall mature and be payable in full on October 31, 2004.

          (b) The outstanding principal of the Revolving Loan shall be payable in full on the Revolving Maturity Date.

          (c) The outstanding principal of each loan under the Purpose Line will be amortized and repayable over a period of seven (7) years from the date of disbursement thereof in substantially equal monthly installments plus interest; provided, that the loan of up to $1,000,000 disbursed on the Closing
          --------
Date to finance Acquisition closing costs (as contemplated by Section 2.3) shall
                                                              -----------
mature one year from the Closing Date and shall provide for monthly payments consisting solely of accrued interest until full repayment.

          (d) Not later than 30 days prior to each date on which Borrower or any of its Subsidiaries is to receive any Net Cash Proceeds (or promptly upon becoming aware that any Net Cash Proceeds are to be received, if less than 30 days prior to the anticipated date of receipt), Borrower shall deliver to Agent an officer's certificate setting forth in reasonable detail a description of the transaction or event generating such Net Cash Proceeds, and stating the date such transaction or event is expected to occur and the amount of the Net Cash Proceeds expected to be received by Borrower or any of its Subsidiaries in connection therewith. All Net Cash Proceeds received by Borrower and its Subsidiaries in excess of $250,000 in the aggregate in any fiscal year (or, in the case of Net Cash Proceeds derived from the issuance or sale by Borrower of any of its equity interests or any issuance of indebtedness which is subordinate to the Obligations on terms and conditions satisfactory to Agent, 50% of such excess Net Cash Proceeds) shall be paid, immediately upon receipt thereof, to Agent (for the benefit of the Lenders as hereinafter provided) in immediately available funds, together with unpaid interest accrued on such amount to the date of such payment but without prepayment charge or premium, unless prior to
                                                               ------
the actual receipt by Borrower or the applicable Subsidiary of such Net Cash Proceeds, Agent (at the direction of Lenders holding at least 66 2/3% of the Term Commitment Limit and the Purpose Line Commitment) delivers a written notice to Borrower declining to accept such Net Cash Proceeds. Notwithstanding the foregoing, in the case of any Net Cash Proceeds consisting of insurance proceeds or condemnation awards, Borrower and its Subsidiaries shall have the option (exercisable by written notice to Agent delivered concurrently with the notice required by the first sentence of this subsection (d) (A) to replace the
                                       --------------
Property in respect of which such Net Cash Proceeds were received or to purchase other Property to be used in the ordinary course of Borrower's or such Subsidiary's business or (B) to repair or restore such Property or other Property used in the ordinary course of Borrower's business; provided, that (1)
                                                             --------
to the extent that Borrower so elects to restore or repair Property, it shall commence such repairs or restoration promptly upon the receipt of Net Cash Proceeds and shall diligently pursue at all times thereafter such repair or restoration, which shall be completed not more than 180 days following the date of receipt thereof, (2) pending the application of any such Net Cash Proceeds pursuant to clause (A) or (B) of this sentence, any amounts to be so applied shall be retained in the Deposit Account and invested solely in Permitted Investments, and (3) any portion of such Net Cash Proceeds that is not to be so applied shall be paid to Agent in accordance with the second sentence of this subsection (d). All Net Cash Proceeds paid to Agent as herein provided shall be
--------------
applied first to repay the outstanding Term Loan, ratably among the Lenders in
        -----
accordance with their respective portions of the Term

Commitment Limit and second to repay the outstanding loans under the Purpose
                     ------
Line, ratably among the Lenders in accordance with their respective portions of the Purpose Line Commitment.

          (e) Not later than 30 days following the first to occur of (i) the delivery of Borrower's audited financial statements pursuant to Section
                                                                -------
7.1(B)(1), and (ii) the date by which such audited financial statements were
---------
required to be delivered pursuant to Section 7.1(B)(1), Borrower shall tender to
                                     -----------------
Agent, for the ratable benefit of the Lenders in accordance with their respective portions of the Term Commitment Limit, prepayment of the Term Loan in an amount equal to 50% of the sum of Borrower's annual Consolidated Net Income plus depreciation and amortization less the current portion of long term debt
----                               ----
(which for these purposes will include all scheduled installments of long term debt that would otherwise be treated as "current portions" under GAAP as of the date of determination, regardless of whether any such installments have been prepaid) and Capital Expenditures incurred but not financed during the applicable period, all calculated excluding any accounting items in respect of Net Cash Proceeds received during the most recently ended fiscal year that were applied in accordance with Section 3.3(d). Such prepayment shall be applied
                           --------------
against the remaining installments of the Term Loan on a pro-rata basis based upon the number and amounts of such installments.

          (f) Anything herein to the contrary notwithstanding, the aggregate outstanding principal amount of the Revolving Loan shall not at any time exceed the Available Amount as from time to time determined (in accordance with the most recently delivered Borrowing Base Certificate), and no Advance may be requested unless after giving effect thereto Borrower is in compliance with foregoing requirement. In the event that the aggregate outstanding principal amount of the Revolving Loan shall at any time and for any reason (including, without limitation, a decrease in the amount of the Borrowing Base) exceed the Available Amount then in effect, Borrower shall, without notice or demand, pay not later than the Business Day after the date such excess is determined the amount of such excess to Agent as a prepayment of the principal amount of the Revolving Loan, together with all unpaid interest accrued on the amount of such excess to such date but without prepayment charge or premium. Upon any determination by Borrower that a prepayment of the Revolving Loan is required pursuant to this Section 3.3(f), Borrower shall immediately notify Agent in
                 --------------
writing of such determination, specifying the amounts of principal and interest required to be prepaid hereunder and the date on which such prepayment will occur.

     3.4  LIBOR Lending Unlawful.  If any Lender shall determine (which
          ----------------------
determination shall, upon notice thereof to Borrower and Agent, be conclusive and binding on Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Body asserts that it is unlawful, for such Lender to make, continue or maintain any loan as, or to convert any loan into, a LIBOR Loan, the obligations of such Lender to make, continue, maintain or convert any such loans shall, upon such determination, forthwith be suspended until Lender shall notify Borrower and Agent that the circumstances causing such suspension no longer exist, and all LIBOR Loans shall automatically convert into Floating Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     3.5  Deposits Unavailable.  If any Lender shall have determined that by
          --------------------
reason of circumstances affecting such Lender's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans, then, upon notice from such Lender to Borrower, the obligations of such Lender to make or continue any loans as, or to convert any loans into, LIBOR Loans shall forthwith be suspended until such Lender shall notify Borrower and Agent that the circumstances causing such suspension no longer exist.

     3.6  Increased LIBOR Loan Costs, etc.  Borrower agrees to reimburse each
          -------------------------------
Lender for any increase in the cost to such Lender (by reason of the introduction of or any change in or in the interpretation of any law) of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any loans as, or of converting (or of its obligation to convert) any loans into, LIBOR Loans. Each Lender shall promptly notify Borrower and Agent in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on Borrower.

     3.7  Funding Losses.  In the event that  any Lender shall incur any loss or
          --------------
expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any loan as, or to convert any portion of the principal amount of any loan into, a LIBOR Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Loan on a date other than the scheduled last day of the Interest Period applicable thereto, for any reason, or (b) any loans not being made as LIBOR Loans in accordance with Borrower's request therefor; then, upon the written notice of such Lender to Borrower and Agent, Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in such Lender's reasonable determination) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Borrower.

4.   SECURITY FOR OBLIGATIONS.
     ------------------------

     4.1  Security Interest.  As collateral security for the prompt and complete
          -----------------
payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations, Borrower and each of its Subsidiaries shall assign, convey, mortgage, pledge, hypothecate and transfer to Agent, for the benefit of the Lenders, a security interest in all of the Collateral (and all of each such Person's interest in any Site), all as more specifically provided in the Security Agreement, the Pledge Agreement, the Trademark Security Agreements and the Mortgages.

     4.2  Agent as Attorney-in-Fact.
          -------------------------

          (a) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, without notice to or assent by Borrower, upon the occurrence and during the continuance of an Event of Default:

          (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Borrower for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

          (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Agent or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Documents constituting or relating to the Collateral; (D) to settle and adjust any claims under all policies of insurance covering the Collateral; (E) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (F) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (G) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (H) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent, copyright or trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Agent shall in its sole discretion determine; (I) to receive and open Borrower's mail, and to appropriate therefrom any payment in respect of Accounts or otherwise constituting Collateral and apply the same to the Obligations (in furtherance of which Agent shall be entitled to direct any party, including the U.S. Postal Service, to send Borrower's mail to Agent) and (K) generally to sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option, at any time, or from time to time, all acts and things which Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Agent's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do; and

          (iv) to take any and all other appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

          (b) Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 4.3 is a power coupled with
                                           -----------
an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

          (c) The powers conferred on Agent hereunder are solely to protect Agent's interests in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its or their respective gross negligence or willful misconduct and for failure to exercise reasonable care with respect to any Collateral under its or their respective possession or control.

          (d) Borrower also authorizes Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8.3, any endorsements,
                                         -----------
assignments or other instruments of conveyance or transfer with respect to the Collateral.

     4.3  Performance of Borrower's Obligations.  If Borrower fails to perform
          -------------------------------------
or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Loans, shall be payable by Borrower to Agent on demand and shall constitute Obligations secured hereby.

5.   CONDITIONS PRECEDENT.
     --------------------

     5.1  Initial Borrowing.  The obligation of Lenders to disburse the Term
          -----------------
Loan, to make the initial loan under the Purpose Line and to make the initial Advance under the Revolving Loan is subject to the fulfillment, to the satisfaction of Agent, Lenders and their counsel, of each of the following conditions:

          (a)  Proceedings Satisfactory.  All corporate and other proceedings
               ------------------------
taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Agent and its counsel, and Lenders and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          (b)  Delivery of Notes. There shall have been delivered to each Lender
               -----------------
such Lender's respective Term Note, Purpose Note and Revolving Note, each duly executed by Borrower and dated the Closing Date, in the respective principal amounts, having the required maturity date and as otherwise provided herein.

          (c)  Opinion of Borrower's Counsel.  Agent and the Lenders shall have
               -----------------------------
received from Morrison & Foerster and Phillips & Haddan, LLP, counsel for Borrower and its Subsidiaries, legal opinions addressed to Agent and the Lenders and dated the Closing Date substantially to the effect of the matters set forth in Exhibit D. Agent and the Lenders shall also have received such opinions of
   ---------
local or special counsel as they may reasonably request. In addition, Agent shall have received a reliance letter from counsel to Target, authorizing Agent and the Lenders to rely upon the opinion being rendered by such counsel in connection with the Acquisition.

          (d)  Initial Borrowing Base Certificate.  At least two Business Days
               ----------------------------------
prior to the Closing Date, Borrower shall have delivered to Agent a duly completed and executed Borrowing Base Certificate and Accounts Trial Balance as at August 31, 1997, satisfactory in form and substance to Agent. In addition, Borrower shall have delivered to Agent an opening balance sheet of Borrower, prepared by the Accountants on a pro forma basis giving effect to the Transactions.

          (e)  Representations and Warranties True, Etc.; Certificates.  The
               -------------------------------------------------------
representations and warranties contained in Section 6 and elsewhere in this
                                            ---------
Agreement and the representations and warranties contained in the other Loan Documents shall be true in all material respects on and as of the Closing Date with the same effect as if such representations and warranties had been made on and as of the Closing Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date. Borrower and its Subsidiaries shall have performed all material agreements on their part required to be performed under this Agreement and the other Loan Documents on or prior to the Closing Date; there shall exist on the Closing Date no Default or Event of Default; Borrower shall have delivered to Agent an officer's certificate, dated the Closing Date, to such effect and to the effects specified in subsections (f), (h) and (i) below, inclusive; and Agent shall have received such certificates or other evidence as Agent may request to establish that the proceeds of the Loans made on the Closing Date will be applied as contemplated by this Agreement.

          (f)  Acquisition Agreement.  The Acquisition Agreement shall have been
               ---------------------
duly executed and delivered by the respective parties thereto and shall be in full force and effect. All of the material terms, conditions and provisions thereof shall be satisfactory to Agent, Lenders and their counsel in all respects in form and substance and no material term, condition or provision thereof shall have been supplemented, amended, modified or waived without Agent's prior written consent. Agent shall have received a copy of the Acquisition Agreement (including any and all amendments, modifications and supplements thereto to and including the Closing Date), certified by a duly authorized officer of Borrower as true, correct and complete.

          (g)  Acquisition and Other Transactions.  Concurrently with the
               ----------------------------------
disbursement of the Term Loan and the initial disbursements under the Revolving Loan and the Purpose Line, the Acquisition shall have been duly consummated in accordance with the provisions of the Acquisition Agreement, and the Acquisition shall become effective in accordance with the provisions of the Acquisition Agreement, and Agent and the Lenders shall have received such certificates, opinions and other evidence with respect to the foregoing as they shall request.

          (h)  Absence of Material Adverse Change, Etc..  Since May 31, 1997, no
               ----------------------------------------
change or changes or event or events shall have occurred which Agent reasonably believes in good faith constitutes or is likely to have a Material Adverse Effect.

          (i)  Consents and Approvals.  All necessary consents, approvals and
               ----------------------
authorizations of, and declarations, registrations and filings with, Governmental Bodies and nongovernmental Persons required in order to consummate the Acquisition, the Loans and the other Transactions shall have been obtained or made and shall be in full force and effect. Agent shall have received satisfactory evidence that Borrower and Target are exempt from bulk transfer laws in connection with the Acquisition.

          (j)  Absence of Litigation, Orders, Etc..  There shall not be pending
               -----------------------------------
or, to the knowledge of Borrower and its Subsidiaries, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any of its Subsidiaries or the respective assets or Property of any of such Persons which seeks to enjoin or restrain any of the Transactions or which Agent reasonably believes in good faith is likely to have a Material Adverse Effect. No Order of any court, arbitrator or Governmental Body shall be in effect which purports to enjoin or restrain any of the Transactions or which Agent reasonably believes in good faith constitutes or is likely to have a Material Adverse Effect.

          (k)  Security Agreements and Subsidiary Guarantee.  Borrower and each
               --------------------------------------------
Subsidiary (other than the Excluded Subsidiaries) shall have executed and delivered the Security Agreement and (in the case of such Subsidiaries) the Subsidiary Guarantee, and each of Borrower and its Subsidiaries which owns any material patent or trademark shall have executed and delivered a Patent Security Agreement (in the case of patents) or a Trademark Security Agreement (in the case of trademarks).

          (l)  Pledge Agreement.  Borrower and each Subsidiary of Borrower that
               ----------------
has a Subsidiary shall have executed and delivered the Pledge Agreement provided
                                                                        --------
that Borrower shall not be required to pledge the stock of Target or Merger Sub except as provided in Section 7.9.
                      -----------

          (m)  Mortgages.  The Mortgages relating to the Sites described in
               ---------
clause (a) and (b) of the definition of "Site" shall have been duly executed and delivered by the respective owners of such Sites.

          (n)  Title Insurance.  Agent, for the benefit of the Lenders, shall
               ---------------
have received from the Title Insurance Company its ALTA 1992 form of loan policy of title insurance with respect to each Site, acceptable in form and substance to Agent and the counsel for the Lenders, insuring the creation under the Mortgage in favor of Agent with respect to such Site of a valid first priority mortgage lien against such Site, subject to such exceptions to title as may be acceptable to Agent and the counsel for the Lenders, together with complete, legible copies of all encumbrances, maps and surveys of record (each a "Title
                                                                        -----
Policy").  Each Title Policy shall be dated as of the Closing Date, shall be in
------
an amount equal to 110% of the appraised value of the applicable Site and, to the extent permitted under applicable laws and to the extent applicable to each type of policy, shall (x) contain affirmative endorsements as to mechanics' liens, usury, doing business, zoning (with express parking coverage), easements and rights-of-way, comprehensive coverage, encroachments, rights of access and survey matters, (y) delete the creditors' rights exclusion and the general exceptions to coverage, and (z) contain such other endorsements reasonably requested by Agent.

          (o)  Environmental Audit. Not less than two (2) Business Days prior to
               -------------------
the Closing Date, Agent and each Lender shall have received a phase 1 environmental report for each Site, which shall be approved by Agent and the Lenders in their sole and absolute discretion.

          (p)  Survey.  Not less than two (2) Business Days prior to the Closing
               ------
Date, Borrower shall have delivered, or shall have caused to be delivered, to Agent, with sufficient counterpart originals for Agent to distribute to each Lender, an ALTA survey of each Site in a form satisfactory to the Title Insurance Company and showing no state of facts unsatisfactory to Agent and counsel to the Lenders, which survey shall be certified to Agent, for the benefit of the Lenders. Each such survey shall also certify that no portion of the applicable Site lies within a flood hazard area or contains wetlands.

          (q)  Deposit Account. Borrower and each of its Subsidiaries shall have
               ---------------
established its respective Deposit Account with Agent, and Borrower shall have supplied Agent with evidence of the filing of the appropriate financing statements and other documents under the provisions of the UCC or under applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate, and shall have taken all other action as may be necessary or appropriate to grant Agent valid, enforceable, first priority perfected Liens in such Deposit Accounts. Amounts held in the Deposit Accounts shall be invested solely in Permitted Investments.

          (r)  Financing Statements; Assignments. On or prior to the Closing
               ---------------------------------
Date, Agent shall have received from Borrower duly executed UCC financing statements identifying Borrower as "debtor" and Agent, for the benefit of the Lenders, as "secured party" and containing an adequate description of all Collateral in which a security interest may be properly perfected under the UCC, which financing statements shall have been filed in all places deemed necessary or desirable by Agent in order to perfect the security interests granted pursuant to the Loan Documents. In addition, Agent shall have received such assignments, endorsements or other interests as may be necessary to perfect Agent's security interest in any Collateral.

          (s)  Constituent Documents.  Agent shall have received copies of (i)
               ---------------------
the Articles or Certificate of incorporation of Borrower and each Subsidiary (other than Excluded Subsidiaries), certified as of a recent date by the Secretary of State of the State of its incorporation, and (ii) Borrower's and each such Subsidiary's By-Laws certified as of the Closing Date by the Secretary of Borrower or such Subsidiary.

          (t)  Resolutions; Incumbency.  Agent shall have received certified
               -----------------------
resolutions of the Board of Directors and shareholders of Borrower and each Subsidiary (other than Excluded Subsidiaries) with respect to this Agreement and the other Loan Documents, together with a certificate identifying Borrower's and each such Subsidiary's incumbent officers and setting for specimen signatures of such officers.

          (u)  Borrowing Request.  Agent shall have received a Borrowing Request
               -----------------
conforming to the requirements of Section 2.4.
                                  -----------

          (v)  Fees Payable at Closing. Borrower shall have paid Agent's counsel
               -----------------------
for the legal fees and expenses incurred in their representation of Agent in connection with the issuance and sale of the Notes and the other transactions contemplated by this Agreement.

          (w)  Insurance.  Agent shall have received policies or certificates of
               ---------
insurance satisfactory to Agent demonstrating that Borrower has obtained insurance as required by this Agreement.

     5.2  Subsequent Borrowings.  The obligation of Lenders to make any Advance
          ---------------------
hereunder is further subject to the fulfillment, to the satisfaction of Agent, the Lenders and their counsel, of each of the following conditions:

          (a)  Compliance with Warranties, No Default, etc.  Both before and
               -------------------------------------------
after giving effect to any Advance, (i) each of the representations and warranties set forth in Section 6 shall be true and correct in all material
                        ----------
respects, except to the extent that they expressly relate to an earlier date, (ii) there shall exist no Default or Event of Default, and (iii) no condition shall exist and no event shall have occurred which has had or could have a Material Adverse Effect.

          (b)  Borrowing Request.  Agent shall have received a Borrowing Request
               -----------------
conforming to the requirements of Section 2.4.  The delivery of each Borrowing
                                  -----------
Request shall constitute a representation and warranty by Borrower that on the date of such Advance (both immediately before and after giving effect to such Advance) the statements made in the foregoing subsection (a) are true and correct. In addition, in the case of a request for a Loan under the Purpose Line, Agent shall have received all other documents and information required pursuant to Section 2.4 in connection with the acquisition to be financed by the
            -----------
requested Loan, and Agent and the Lenders shall have approved of such acquisition and the documentation thereof in their sole discretion.

          (c)  Commitment Amount and Expiration Not Exceeded.  The aggregate
               ---------------------------------------------
outstanding principal amount of the Revolving Loan, after giving effect to such Advance, shall not exceed the Available Amount. In the case of a Loan requested under the Purpose Line, the principal amount of the Loan so requested, when added to the original principal amount of all other Loans theretofore disbursed pursuant to the Purpose Line, shall not exceed the Purpose Line Commitment. No funds requested under the Revolving Loan or the Purpose Line shall be disbursed following the third (3rd) anniversary of the Closing Date.

          (d)  Satisfactory Legal Form.  All documents executed or submitted
               -----------------------
pursuant hereto by or on behalf of Borrower shall be satisfactory in form and substance to Agent, the Lenders and their counsel; Agent, the Lenders and their counsel shall have received all information, approvals, opinions, documents or instruments as they may reasonably request.


6.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby makes the following
     ------------------------------
representations and warranties to Agent and each Lender. For purposes of these representations and warranties, it is expressly understood that (i) except for purposes of Section 6.5, Target and its Subsidiaries shall be considered
            -----------
Subsidiaries of Borrower, regardless of whether or not Target and its Subsidiaries were actually Subsidiaries of Borrower during the time periods covered by any such representation and warranty, and (ii) for purposes of any reference to Borrower's "knowledge" the knowledge of any Subsidiary shall be attributed to Borrower.

     6.1  Existence and Authority.  Borrower and each of its Subsidiaries (a) is
          -----------------------
a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business in each additional jurisdiction where the failure to so qualify would have a Material Adverse Effect and (b) has all requisite power to own its Properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party to execute, issue, sell, deliver and perform its obligations under the Notes (in the case of Borrower) and to engage in the respective transactions contemplated by this Agreement and the Loan Documents to which it is a party.

     6.2  Authorization.  The execution, delivery and performance by Borrower
          -------------
and each of its Subsidiaries of this Agreement, the Notes and the Loan Documents to which it is a party, are within its powers and have been duly authorized by all necessary corporate action by or on behalf of such Person.

     6.3  Binding Effect.  This Agreement and the Loan Documents to which
          --------------
Borrower or any of its Subsidiaries is a party are the legal, valid and binding obligations of Borrower or such Subsidiary (as the case may be), and the Notes when issued and delivered against payment therefor as herein provided will be the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except, in each case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

     6.4  Ownership Interests.  Except as set forth on Schedule 6.4A, Borrower
          -------------------                          -------------
will not have outstanding any equity or ownership interests or other securities convertible into or exchangeable for any of its equity or ownership interests, nor will there be outstanding any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its equity or ownership interests or any securities convertible into or exchangeable for any of its equity or ownership interests. After giving effect to the Transactions, Borrower will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its equity interests.

     6.5  Business Operations and Other Information; Financial Condition.
          --------------------------------------------------------------

          (a) Borrower has delivered to Agent and the Lenders true and complete copies of (i) the audited consolidated balance sheets of Borrower as of August 31, 1994, 1995 and 1996, the audited consolidated balance sheets of Target as of June 30, 1995, 1996 and 1997, and the respective related audited statements of operations and earnings (or deficit) and cash flows for each of the fiscal years then ended, together with the notes thereto and the reports thereon of Arthur Andersen, LLP (the "Audited Financial Statements"), and (ii) the unaudited
                    ----------------------------
balance sheet of Borrower as of July 31, 1997, the unaudited balance sheet of Target as of July 31, 1997, and the respective related unaudited statements of operations and earnings and cash flows for the portion of each such Person's fiscal year then ended (the "Unaudited Financial Statements", which Audited
                             ------------------------------
Financial Statements and Unaudited Financial Statements are true and correct; the Audited Financial Statements and the Unaudited Financial Statements are sometimes hereinafter collectively referred to as the "Financial Statements").
                                                       --------------------
True and complete copies of the Financial Statements have been delivered to Agent. The Financial Statements have been prepared in accordance with GAAP (except as noted thereon) consistently applied throughout the periods involved, and present fairly, in all material respects, the respective financial positions of Borrower and Target as at each of the dates of the balance sheets contained therein and the respective results of operations and cash flows of Borrower and Target for each of the respective periods then ended, subject, in the case of the Unaudited Financial Statements, to non-material year-end audit adjustments and absence of the notes required by GAAP. As of the date of each of the balance sheets included in the Financial Statements neither Borrower nor Target had any Indebtedness or liability, absolute or contingent, liquidated or unliquidated, which, in accordance with GAAP, would be reflected on such Financial Statements, except Indebtedness and liabilities reflected or reserved against on such respective balance sheets or described in the notes thereto.

          (b) Except as contemplated herein or in the Loan Documents, or as disclosed in Schedule 6.5B, since August 31, 1997, neither Borrower nor Target
             -------------
has:

          (1) written off or been required by GAAP to write off any Accounts in excess of $25,000 in the aggregate;

          (2) written down Inventory in excess of $25,000 in the aggregate; or

          (3) suffered any Material Adverse Effect or any event or condition which could reasonably be expected to result in a Material Adverse Effect.

          (c) Borrower has delivered to Agent a true and complete copy of a consolidated balance sheet for Borrower dated February 28, 1997, accompanied by a Review Report of the Accountants dated September 24, 1997, along with a condensed consolidated balance sheet of Borrower dated July 31, 1997 under cover of a letter from James R. Swartwout dated September 30, 1997 (collectively, the "Pro Forma Financials"). The Pro Forma Financials fairly present in all
 --------------------
material respects the consolidated financial position of Borrower as of the respective dates thereof, on a pro forma basis as if the Acquisition had been completed, and contain all pro forma adjustments necessary in order to fairly reflect the assumptions upon which they are based.

     6.6  Subsidiaries.  Except as set forth on Schedule 6.6, Borrower does not,
          ------------                          ------------
and will not have on the Closing Date, after giving effect to the Transactions,
(a) any Subsidiaries or (b) except for Permitted Investments, any capital stock or other equity interest in any other Person or any option, warrant or right to purchase or acquire any such capital stock or other equity interest.

     6.7  Litigation; No Violation of Governmental Orders or Laws.
          -------------------------------------------------------

          (a)  Except as set forth in Schedule 6.7(a), there are no actions,
                                      ---------------
suits or proceedings pending, or, to the best knowledge of Borrower after due inquiry, threatened against or affecting Borrower or any of its Subsidiaries, any of their respective Properties or any officer or director of Borrower or any such Subsidiary which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; or which seek to enjoin, or otherwise prevent the consummation of, any of the Transactions in any court or before any arbitrator of any kind or before or by any Governmental Body.

          (b)  Except as set forth in Schedule 6.7(b), neither Borrower nor any
                                      ---------------
of its Subsidiaries (nor any of their respective Properties) will be, after or as a result of giving effect to the Transactions, in default under or in violation of any Order of any court, arbitrator or Governmental Body or any statute or law or any rule or regulation of any Governmental Body (including, without limitation, any building, zoning or other ordinance, code or rule), which default or violation has or could reasonably be expected to have a Material Adverse Effect; and none of them is subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters.

     6.8  Outstanding Indebtedness; Investments.
          -------------------------------------

          (a) Schedule 6.8A sets forth a correct and complete list and
              -------------
description of each item of Funded Debt of Borrower and its Subsidiaries and all Liens securing such Funded Debt, now outstanding or existing, or which will be outstanding or existing on the Closing Date after giving effect to the Transactions.

          (b) Schedule 6.8B sets forth a correct and complete list of each
              -------------
Investment of Borrower and its Subsidiaries which is now outstanding or existing, or which will be outstanding or existing on the Closing Date after giving effect to the Transactions.

     6.9  Consents, etc..  No consent, approval or authorization  of or
          --------------
declaration, registration or filing with any Governmental Body or any nongovernmental Person (including, without limitation, any creditor or stockholder of Target or Borrower, and also including, without limitation, any consent, approval, authorization, declaration or filing or the expiration of any waiting period under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976) is required in connection with the execution or delivery of this Agreement, the Notes, the Subsidiary Guarantee, the Acquisition Agreement or the other Loan Documents by the respective parties thereto or the performance by such parties of their respective obligations thereunder, or in connection with the consummation of the transactions contemplated hereby and thereby, or as a condition to the legality, validity or enforceability of this Agreement, the Notes, the Guarantees, the Acquisition Agreement or the other Loan Documents, except for such consents, approvals, authorizations, declarations, registrations or filings as are listed in Schedule 6.9, all of which have been or will on or
                            ------------
prior to the Closing Date be obtained and are or will then be in full force and effect. Target and Borrower are exempt from all applicable bulk sale and bulk transfer laws in connection with the Acquisition.

     6.10 Title to Properties. Borrower and each of its Subsidiaries has (i)
          -------------------
good and marketable fee simple title to its respective real Properties (other than real Properties which are leased from others), subject to no Lien of any kind except for Liens described in Schedule 6.10 and Permitted Liens and (ii)
                                   -------------
good title to all of its Equipment and other personal Property and assets (other than Properties and assets leased from others), subject to no Lien of any kind except Permitted Liens. Schedule 6.10 sets forth a true and complete list and
                        -------------
brief description of all real Property owned or leased by Borrower and its Subsidiaries on the Closing Date (after giving effect to the Acquisition), together with a true and complete list of all leases of real Property to which Borrower or any of its Subsidiaries is a party, identifying the parties to each such lease and the Property to which it relates. True and complete copies of all such leases, together with all amendments, modifications and supplements thereto to the date hereof, have been made available to Agent. As of the Closing Date, Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases to which it is a party, none of which contains any unusual or burdensome provisions which might have a Material Adverse Effect, and all such leases are valid and subsisting and in full force and effect. As of the Closing Date, Borrower and its Subsidiaries are not in breach or violation of the terms of any of such leases (except for such breaches and violations as will not have, individually or in the aggregate, a Material Adverse Effect), and after due inquiry Borrower knows of no breach or violation of any of such leases by any party other than Borrower and its Subsidiaries. None of the personal Property owned or to be owned by Borrower or any such Subsidiary is located or stored on sites other than those listed on Schedule .10. Except as set forth in
                                           ------------
Schedule 6.10, as of the Closing Date the tangible Properties of Borrower and
-------------
its Subsidiaries are and will be reasonably fit for the use for which they are being put by each of such Persons in the ordinary course of its business and are in reasonably sufficient and satisfactory condition to operate the business of each of such Persons as presently conducted except for such tangible Properties with respect to which the failure to be so fit or to be in such condition shall not give rise to a Material Adverse Effect. Schedule 6.10 also contains a true,
                                        -------------
complete and correct list and brief descriptions of all Equipment having a Fair Market Value of $5,000 or more owned or leased by each of such Persons on the Closing Date.


     6.11 Taxes.  Except as disclosed on Schedule 6.11, as of the Closing Date
          -----                          -------------
Borrower and each of its Subsidiaries, and each Person required to file any tax or informational return in respect of any consolidated group of which any of them is or has been a member, as the case may be, has prepared and timely filed or on behalf of each of such Persons there have been filed or validly extended, all required federal, state, local and foreign tax returns which are required to have been filed by or on behalf of such Persons, which returns were prepared on a basis consistent with its financial records and all taxes shown thereon to be due have been timely paid in full or validly extended. As of the Closing Date no tax liens have been filed and no claims are being asserted with respect to any such taxes. Except as disclosed on Schedule 6.11, as of the Closing Date no tax
                                   -------------
assessment against any such Person has been proposed and all of their respective tax liabilities are adequately provided for on their respective books and financial statements in accordance with GAAP.

     6.12 No Conflicts with Agreements, Etc..  Neither the execution and
          ----------------------------------
delivery of this Agreement, the Notes or any other Loan Document nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the charter or by-laws of Borrower or any contract, agreement, mortgage, indenture, lease, instrument, Order, statute, law, rule or regulation to which any of them or any of their respective assets is subject, or (except pursuant to the Loan Documents) result in the creation of any Lien on any Properties of the Borrower or any of its Subsidiaries, which conflict, breach, violations, defaults or Liens, could have a Material Adverse Effect.

     6.13 Related Documents.  Borrower has delivered to Agent and its counsel
          -----------------
true and correct copies of the Acquisition Agreement and each of the other documents executed and delivered in connection therewith (including all Exhibits and Schedules thereto) as now in effect, including all amendments, modifications and supplements thereto, and of each document, certificate or statement required to be executed or delivered by any party thereunder (there being no amendments or modifications to the Acquisition Agreement or any of such other documents, and no waiver of any rights thereunder by Borrower, nor of any condition to the obligations of Borrower under any thereof, except as heretofore disclosed to Agent in writing).

     6.14 Disclosure.  Neither this Agreement nor any other document,
          ----------
certificate or statement furnished to Agent in writing by or on behalf of Borrower and its Subsidiaries in connection herewith, including the Acquisition Agreement (together with the schedules thereto as updated through the Closing
Date), contained, as of its respective date, or now contains, any untrue statement of a material fact or as of any such date omitted, or now omits, to state a material fact necessary in order to make the statements contained herein and therein not misleading. Except as otherwise disclosed in this Agreement and the Schedules hereto, there is no fact known to Borrower (other than matters of a general economic or political nature) which now has or is likely to have a Material Adverse Effect.

     6.15  Broker's or Finder's Commissions.  No broker's or finder's fee or
           --------------------------------
commission will be payable by Borrower with respect to any of the Transactions. Borrower agrees to indemnify Agent and hold Agent harmless against any loss, cost, claim or liability (including, without limitation, reasonable attorneys' fees and disbursements for the investigation and defense of claims) arising out of or relating to any such actual or alleged fee or commission.

     6.16  Labor Matters.
           -------------

          (a) Borrower and each of its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and none of such Persons is engaged in any unlawful labor or employment practice nor has received any notice of a complaint, charge or allegation to the contrary, except for such practices and instances of non-compliance as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There is no labor strike, dispute, slowdown or work stoppage pending or, to Borrower's best knowledge after due inquiry, threatened against or affecting Borrower or any of its Subsidiaries. No material grievance or arbitration proceeding arising out of or under any collective bargaining agreement to which Borrower or any Subsidiary is a party or subject is pending. To Borrower's best knowledge after due inquiry, no present or former employee of Borrower or any Subsidiary has any rightful claim for wrongful discharge against any of such Persons.

          (b) During the five year period ending on the Closing Date, no present or (to the best knowledge of Borrower and its Subsidiaries after due inquiry) former employee or independent contractor of Borrower or any Subsidiary has any pending or threatened material claim against them for (A) overtime pay, other than overtime pay for the current period; (B) wages, salaries or profit sharing (excluding wages, salaries or profit sharing for the current payroll period); (C) vacations, time off or pay in lieu of vacation or time off, other than vacation or time off (or pay in lieu thereof) earned in respect of the employer's current fiscal year; (D) any violation of any statute, ordinance, contract or regulation relating to minimum wages or maximum hours of work; (E) discrimination against employees on any basis; (F) unlawful or wrongful employment or termination practices; (G) unlawful retirement, termination or labor relations practices, breach of contract or other claim arising under a collective bargaining agreement, individual, express or implied contract, or policy, practice or procedure manual or statement; (H) any violation of occupational safety or health standards, or any violation of the Worker Adjustment Retraining and Notification Act ("WARN").

     6.17  Environmental Matters.  Except as set forth in Schedule 6.17, as of
           ---------------------                          -------------
the Closing Date:

          (a) there is no pending Environmental Matter relating to Borrower, any of its Subsidiaries or any of their respective Properties, and after due inquiry Borrower is aware of no facts that could result in any such Environmental Matter. None of such Persons has agreed to assume by contract or otherwise any liability of any other Person for cleanup, compliance, or required capital expenditures in connection with any Environmental Matter arising prior to the date hereof;

          (b) the Properties used, owned, leased, operated, managed or controlled at any time by Borrower or any of its Subsidiaries are free of contamination from Hazardous Materials, including, without limitation, any contamination of the associated air, soil, groundwater or surface waters, and are free of any other potentially injurious chemical or physical conditions which could give rise to an Environmental Matter;

          (c) Neither Borrower nor any of its Subsidiaries is in violation of applicable Environmental Laws, nor has any of them failed to cure any past violations or alleged violations of Environmental Laws to the satisfaction of applicable Governmental Bodies. To the best knowledge of Borrower and its Subsidiaries after due inquiry, none of such Persons has generated, manufactured, refined, recycled, discharged, emitted, released, buried, processed, produced, reclaimed, stored, treated, transported and disposed of Hazardous Materials in a manner which is reasonably likely to give rise to an Environmental Matter;

          (d) no real Property of Borrower or any of its Subsidiaries is (i) listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, or on any comparable list maintained by any Governmental Body;

          (e) no Properties of Borrower or any of its Subsidiaries is subject to any Lien or claim for Lien in favor of any Person as a result of any Environmental Matter or response thereto;

          (f) to the best knowledge of Borrower after due inquiry, no Hazardous Materials, including leachate and effluents, generated, disposed of, transported, managed or released by Borrower or any of its Subsidiaries have caused or will cause in whole or in party any contamination or injury to the environment, any person, any natural resource or any Property, including, without limitation, Property through which or to which such materials were shipped. To the best knowledge of Borrower after due inquiry, neither Borrower nor any such Subsidiary has handled, transported, disposed of or managed any Hazardous Material in any manner that is reasonably likely to form the basis for any present or future Environmental Matter, and no such Person has any material liabilities, absolute or contingent, on the date hereof with respect thereto; and

          (g) to the best knowledge of Borrower after due inquiry, all facilities where any Person has treated, stored, disposed of, reclaimed, or recycled any Hazardous Material on behalf of Borrower or any of its Subsidiaries are in compliance with all applicable Environmental Laws to the extent reasonably necessary to avoid giving rise to an Environmental Matter.

     6.18  Possession of Franchises, Licenses, Etc..  As of the Closing Date,
           ----------------------------------------
each of Borrower and each of its Subsidiaries is in possession of all material permits, licenses or other authorizations of Governmental Bodies required for the conduct of its business and the ownership of its respective Properties (including all licenses and certificates of occupancy which are material to the ownership or operation of any real Property) have been obtained and are usable by such respective Persons, and their respective businesses are being conducted in accordance with the material requirements of such permits, licenses or other authorizations of Governmental Bodies in effect on the date hereof, and after due inquiry Borrower is not aware of any condition that would prevent the renewal of such permits, licenses or other authorizations or cause it to incur any material costs to renew such permits, licenses or other authorizations.

     6.19  Trademarks, Etc..  Except as set forth on Schedule 6.19, Borrower is
           ----------------                          -------------
the sole owner or has the right to use, free from any restrictions, claims, rights, encumbrances or burdens , all of the patents, trademarks, service marks, trade names, copyrights, licenses, processes, designs, formulas, computer programs, computer software packages, trade secrets, inventions, product manufacturing instructions, technology, research and development, know-how and all other intellectual property that are necessary for the operation of its business as heretofore conducted and as proposed to be conducted from and after the consummation of the Acquisition. To the best knowledge of Borrower after due inquiry, as of the Closing Date (i) none of the present or contemplated products or operations of Borrower or any of its Subsidiaries infringes any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, and (ii) there is no pending or threatened claims or litigation against or affecting Borrower or any of its Subsidiaries contesting the right of any of them to sell or use any such product or to engage in any such operation which, if adversely determined could have, individually or in the aggregate, a Material Adverse Effect.

     6.20  Margin Regulations; Use of Proceeds.  Except as permitted by Section
           -----------------------------------
7.17 and except for the acquisition of the stock of Calnetics Corporation (which will cease to be "margin stock" within 30 days after the Closing Date), Borrower neither owns nor now intends to acquire any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CAR
207). The proceeds of the Loans will be used to finance in part the Acquisition, to pay transaction fees and expenses incurred in connection with the Transactions and for working capital and other general business purposes of Borrower and its Subsidiaries. No part of the proceeds of the Loans will be used directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CAR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve Borrower in a violation of Regulation X of said Board (12 CAR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CAR 220). As used in this Section, the term "purpose of buying or carrying" has the meaning assigned thereto in the aforesaid Regulation U.

     6.21  Compliance with ERISA.
           ---------------------

          (a) Neither Borrower nor any ERISA Affiliate has a Pension Plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA or Section 412 of the Code;

          (b) neither Borrower nor any ERISA Affiliate maintains or has maintained, contributes to or has contributed to, or has any liability or contingent liability with respect to a Pension Plan subject to Title IV of ERISA;

          (c) neither Borrower nor any ERISA Affiliate maintains or has maintained, contributes to or has contributed to, or has any liability or contingent liability with respect to a Multiemployer Plan;

          (d) neither Borrower nor any ERISA Affiliate has any contingent liability with respect to any post-retirement benefit under a welfare plan (as such term is defined in Section 3(1) of ERISA) other than liability for continuation coverage described in Part 6 of Title 1 of ERISA;

          (e) to the best knowledge of Borrower and its Subsidiaries, Borrower and all Plans contributed to or maintained by any of them are in compliance in all material respects with all applicable provisions of ERISA and the Code and with the applicable law and administrative requirements of any relevant jurisdiction and the regulations and published interpretations thereunder, including, without limitation, the provisions of ERISA and the Code requiring continuation coverage under Plans which are group health plans subject to the Consolidated Omnibus Budget Reconciliation Act of 1985 or similar law;

          (f) neither Borrower nor any of its ERISA Affiliates is a party in interest with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) other than a Plan;

          (g) neither Borrower nor any of its ERISA Affiliates has breached any of the responsibilities, obligations or duties imposed upon any of such Persons by the Code or ERISA which breach has given rise, or could give rise in the future to any obligation to pay money that would have a Material Adverse Effect on any of such Persons;

          (h) there are no actions, suits or claims other than for routine claims for benefits pending or threatened, involving the Plans that would have a Material Adverse Effect ; and

          (i) all required reports and descriptions of the Plans of Borrower or its ERISA Affiliates (including but not limited to Form 5500 Annual Reports, Summary Annual Reports and Summary Plan Descriptions) have been timely filed and distributed, and any notices required by ERISA or the Code or the law of any other applicable jurisdiction or any ruling or regulation of any administrative agency of any applicable jurisdiction with respect to such Plans, including but not limited to any notices required by Section 204(h) or Section 606 of ERISA or
Section 4980B of the Code have been appropriately given.

     6.22  Material Contracts.  Schedule 6.22 contains a list of all written
           ------------------   -------------
supply agreements, requirements contracts, customer agreements, franchise agreements, license agreements, distribution agreements, joint venture agreements, asset purchase agreements, stock purchase agreements, merger agreements, agency or advertising agreements and other contracts, agreements and commitments (other than purchase orders entered into in the ordinary course of business, leases of real Property listed on Schedule 6.10, and other than this
                                            -------------
Agreement, the Acquisition Agreement and the other Loan Documents, or any agreement, instrument or document executed and delivered pursuant thereto) to which Borrower or any of its Subsidiaries is now, or will be on the Closing Date after giving effect to the Transactions, a party and which are now or will then be material to the business, assets or operations of such Persons ("Material
                                                                    --------
Contracts").  True and complete copies of each of the Material Contracts, with
---------
all material amendments, modifications and supplements thereto to the date hereof, have previously been made available by Borrower to Agent or its representatives. Each of the Material Contracts is, and on the Closing Date after giving effect to the Transactions will be, valid, subsisting and in full force and effect, neither Borrower nor any of its Subsidiaries is in default under any of the Material Contracts, nor has any such default under any of the Material Contracts been asserted by any other party thereto, and there has not occurred any event which, with the giving of notice or the passage of time, or both, would constitute such a default.

      6.23  Insurance.  As of the Closing Date, Schedule 6.23 sets forth a true
            ---------                           -------------
and complete list, in all material respects, and brief descriptions of all policies of workers compensation, general liability, fire, property, casualty, marine, business interruption, errors and omissions, flood, earthquake and other insurance carried by Borrower and its Subsidiaries, true and complete copies of which policies (or certificates therefor) have been previously delivered to Agent. Such policies are in full force and effect on the date hereof, and none of such Persons has received notice of cancellation with respect to any such policy. All premiums payable with respect to such policies have been paid through the Closing Date or otherwise will be paid in the ordinary course of business.

     6.24  Solvency.  Borrower and each of its Subsidiaries will be Solvent on
           --------
the Closing Date after giving effect to the Transactions and the application of the net proceeds of the Loans.

     6.25  Status under Certain Laws.  Neither Borrower nor any of its
           -------------------------
Subsidiaries is an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Holding Act of 1935, as amended. Neither Borrower nor any of its Subsidiaries is subject to regulation as a "common carrier" or "contract carrier" or any similar classification by the Interstate Commerce Commission or under the laws of any state.

     6.26  Places of Business.  The principal place of business and the chief
           ------------------
executive office of Borrower is, and on the Closing Date after giving effect to the Transactions will be, located at 21250 Hawthorne Blvd., Suite 500, Torrance, California 90503. The books and records (including, without limitation, all records of Accounts) of Borrower are, and on the Closing Date after giving effect to the Transactions all will be, located at the location set forth above.

     6.27  Other Names.  During the five-year period preceding the Closing
           -----------
Date, the business conducted by Borrower and its Subsidiaries has not been conducted under any corporate, trade or fictitious name other than those names listed on Schedule 6.27.
          -------------

     6.28  Account Warranties.  With respect to Eligible Accounts scheduled,
           ------------------
listed or referred to in any Accounts Trial Balance delivered to Agent pursuant to the terms hereof, Borrower represents and warrants that, except as disclosed in the applicable Accounts Trial Balance, as of the date of each such Accounts Trial Balance: (a) the Accounts are genuine, are in all respects what they purport to be, and are not evidenced by a judgment; (b) they represent undisputed, bona fide transactions; (c) the amounts shown on the applicable Accounts Trial Balance and on Borrower's books and records and all invoices and statements which may be delivered to Agent with respect thereto are actually and absolutely owing solely to Borrower or one of Borrower's Subsidiaries and are not contingent; (d) no payments have been made thereon; (e) there are no setoffs, counterclaims or disputes asserted or, to the best knowledge of Borrower, existing with respect thereto and neither Borrower nor any of its Subsidiaries has made any agreement with any Account Debtor for any deduction therefrom except or discounts or allowances allowed by Borrower and its Subsidiaries in the ordinary course of business for prompt payment; (f) to the best of Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective Borrowing Base Certificate, Borrower's and its Subsidiaries' books and records and all invoices and statements delivered to Agent with respect thereto; (g) to the best of Borrower's knowledge, all Account Debtors have the capacity to contract and are Solvent; except, as to Solvency, for such Eligible Accounts as will not, in the aggregate, give rise to a Material Adverse Effect; and (h) the services furnished and/or goods sold giving rise thereto are not subject to any Lien except for the first and valid fully perfected security interest granted to Agent hereunder, and except for Permitted Liens.

     6.29  Inventory Warranties.  With respect to Eligible Inventory scheduled,
           --------------------
listed or referred to in the Initial Borrowing Base Certificate and in each subsequent Borrowing Base Certificate hereafter delivered to Agent pursuant to the terms hereof, Borrower represents and warrants that, except as disclosed in the applicable Borrowing Base Certificate, as of the date of each Borrowing Base Certificate: (a) Borrower and its Subsidiaries have good, indefeasible and merchantable title to such Eligible Inventory and such Inventory is not subject to any Lien whatsoever, except for the prior, first and valid, fully perfected security interest granted to Agent hereunder or Permitted Liens; (b) such Eligible Inventory is located only in the United States of America at the location set forth in Schedule 6.10 hereto or such other locations in the United
                      -------------
States of America as are permitted hereunder (or is in transit to such location as set forth in such Borrowing Base Certificate); (c) such Inventory is of good and merchantable quality, free from any defects and such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreement which would prohibit, or impose a material burden or expense upon, the completion in manufacture and sale or other disposition of such Inventory by a Person other than Borrower or one of its Subsidiaries; and (d) to the best knowledge of Borrower and its Subsidiaries, the sale or other disposition of such Inventory by a Person other than Borrower or one of its Subsidiaries would not require the consent of any Person or constitute a breach of any contract to which Borrower or any of its Subsidiaries is a party or to which the Inventory is subject. No Inventory shall at any time be in the possession or control of any warehouseman, bailee or any of Borrower's or its Subsidiaries' agents or processors except in conformity with the applicable provisions hereof. Borrower shall (or shall cause the applicable Subsidiary to) notify any such warehouseman, bailee or processor holding Inventory having a Fair Market Value in excess of $1,000,000 of the Liens created in favor of Agent and the Lenders and shall instruct such Person to hold such Inventory for Agent's account subject to Agent 's instructions. As of the date hereof, no Inventory is in the possession or control of any warehouseman, bailee or any of Borrower's or its Subsidiaries' agents or processors, except as disclosed on Schedule 6.29 and
                                                           -------------
Inventory in transit to or from any Person identified on Schedule 6.29.
                                                         -------------

     6.30  Equipment.  After giving effect to the Transactions, (a) Borrower
           ---------
and each of its Subsidiaries has good, indefeasible and merchantable title to its respective Equipment; (b) except for items under repair and molds and tools in the possession of third-party molders having an aggregate Fair Market Value of not more than $1,000,000 at any one time, the Equipment is located only on the premises set forth on Schedule 6.10 (and Borrower shall (or shall cause the
                          -------------
applicable Subsidiary to) notify any such third-party molder holding Equipment having a Fair Market Value in excess of $1,000,000 of the Liens created in favor of Agent and the Lenders and shall instruct such Person to hold such Equipment for Agent's account subject to Agent 's instructions); (c) the Equipment is not subject to any Lien whatsoever except for the first and valid fully perfected security interest granted to Agent pursuant to the terms hereof, and except for Permitted Liens; (d) the Equipment is in good condition and repair except for such Equipment, the failure of which to be no good condition and repair, would not cause a Material Adverse Effect, ordinary wear and tear excepted, and is currently used or usable in Borrower's and its Subsidiaries' businesses.

     6.31  Reliance by Agent and Lenders; Cumulative.  Each warranty and
            -----------------------------------------
representation contained in this Agreement (including without limitation the Schedules hereto as modified from time to time) shall be automatically deemed repeated with each Advance and shall be conclusively presumed to have been relied on by Agent and the Lenders regardless of any investigation made or information possessed by Agent and the Lenders. The warranties and representations set forth herein shall be cumulative and in addition to any and all other warranties and representations that Borrower shall now or hereinafter give, or cause to be given, to Agent and the Lenders.

7.   COVENANTS.  Borrower covenants and agrees that, so long as any credit
     ---------
hereunder shall be available and until payment in full of the Obligations, and unless Agent shall otherwise consent in writing, Borrower shall, and shall cause each of its Subsidiaries to, comply with the following provisions of this
Section 7.
---------

     7.1  Financial Statements and Information.  So long as any of the
          ------------------------------------
Obligations shall be outstanding, Borrower will furnish to Agent (with sufficient copies for each Lender):

          (A) as soon as available and in any event within 45 days after the end of each fiscal quarter, copies of the consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such fiscal quarter, and of the related consolidated and consolidating statements of operations, earnings and cash flows for such fiscal quarter and for the portion of the fiscal year of Borrower ended with the last day of such fiscal quarter, all in reasonable detail and stating in comparative form (i) the consolidated and consolidating figures as of the end of and for the corresponding date and period in the previous fiscal year and (ii) the corresponding figures from the consolidated budget of Borrower and its Subsidiaries for such period, all such statements being Certified by the chief financial officer of Borrower;

          (B) as soon as available and in any event within 90 days after the end of each fiscal year of Borrower, copies of the audited consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year, and of the related audited consolidated and consolidating statements of operations, earnings and cash flows for such fiscal year, together with the notes thereto, all in reasonable detail and stating in comparative form
(i) the respective audited consolidated and consolidating figures as of the end of and for the previous fiscal year and (ii) the corresponding figures from the consolidated budget of Borrower and its Subsidiaries for such fiscal year, (x) in the case of such audited consolidated financial statements, accompanied by a report thereon of Arthur Andersen, LLP, or other independent public accountants selected by Borrower and acceptable to Agent (the "Accountants"), which report
                                                   -----------
shall be accompanied by a loan compliance letter addressed to Agent and unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the consolidated financial position of Borrower and its Subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with GAAP applied on a basis consistent with prior years and that the examination by the Accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (y) in the case of such consolidating financial statements, Certified by the chief financial officer of Borrower;

          (C) within 45 days after the end of each fiscal quarter of Borrower, an Officer's Certificate of Borrower (1) setting forth calculations in reasonable detail demonstrating whether or not as at the end of such fiscal quarter Borrower was in compliance with Sections 7.7, 7.8 and 7.16 of this
                                        --------------------------
Agreement and (2) stating that, based upon such examination or investigation and review of this Agreement and other Loan Documents as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, no default by Borrower and its Subsidiaries in the fulfillment of any of the terms, covenants, provisions or conditions of this Agreement or any of the Loan Documents exists or has existed during such period or, if such a default shall exist or have existed, the nature and period of existence thereof and what action Borrower (or the applicable Subsidiary) has taken, is taking or proposes to take with respect thereto;

          (D) promptly after the same are available and in any event within 10 days of filing, copies of all such proxy statements, financial statements, notices and reports as Borrower or any Subsidiary shall send or make available generally to any of its securityholders, and copies of all regular and periodic reports (including without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q), all reports on Form 8-K and all registration statements which Borrower or any Subsidiary may file with the SEC or with any securities exchange;

          (E) Within 20 days after the last Business Day of each calendar month, Borrower shall deliver to Agent and each Lender (i) a certificate in the form of Exhibit E hereto ("Borrowing Base Certificate") showing the Borrowing
        ---------          --------------------------
Base as of the close of business on the last Business Day of the immediately preceding calendar month, (ii) an aged trial balance of all Accounts of Borrower and its Subsidiaries as of such date ("Accounts Trial Balance"), indicating
                                       ----------------------
which Accounts are current, up to 90 days, and more than 90 days past the invoice date, (iii) an Inventory analysis (including raw materials, work in progress and finished Inventory), and (iv) an accounts payable aging, in each case certified as complete and correct on behalf of Borrower by an authorized officer of Borrower;

          (F) at any time when an Event of Default shall have occurred and be continuing, upon the request of Agent, Borrower shall provide Agent with a Borrowing Base Certificate with such frequency as Agent shall specify. Upon request by Agent, Borrower shall furnish copies of any other material reports, documents or information, in a form and with such specificity as is reasonably satisfactory to Agent (to the extent such reports, documents and information can be produced or furnished without unreasonable cost), concerning Accounts and Inventory included, described or referred to in such Borrowing Base Certificates, including without limitation, copies of all invoices prepared in connection with such Accounts;

          (G) promptly after the receipt thereof by Borrower and in any event within 3 Business Days thereof, copies of any reports as to material inadequacies in accounting controls (including reports as to the absence of any such inadequacies) submitted to Borrower by the Accountants in connection with any audit of such corporation made by the Accountants;

          (H) promptly (and in any event within 3 Business Days) after becoming aware of (1) the existence of any Default or Event of Default on the part of Borrower, an officer's certificate of Borrower specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto; or (2) any Funded Debt of Borrower or any of its Subsidiaries in excess of $100,000 in the aggregate being declared due and payable before its expressed maturity, or any holder of such Indebtedness having the right to declare such Indebtedness due and payable before its expressed maturity, because of the occurrence of any default (or any event which, with notice and/or the lapse of time, shall constitute any such default) under such Indebtedness, an officer's certificate of Borrower describing the nature and status of such matters and what action Borrower or any applicable Subsidiary is taking or proposes to take with respect thereto;

          (I) promptly and in any event within 3 Business Days after Borrower knows or, in the case of a Pension Plan has reason to know, that a Reportable Event with respect to any Pension Plan has occurred, that any Pension Plan or Multi Employer Plan is or reasonably may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, or Borrower or any of its ERISA Affiliates will or reasonably may incur any material liability to or on account of a Pension Plan or Multi Employer Plan under Title IV of ERISA or any other liability under ERISA which could reasonably have a Material Adverse Effect has been asserted against Borrower or any of its ERISA Affiliates, an officer's certificate of Borrower setting forth information as to such occurrence and what action, if any, Borrower or an ERISA Affiliate is required or proposes to take with respect thereto, together with any notices concerning such occurrences which are (a) required to be filed by Borrower or an ERISA Affiliate or the plan administrator of any such Pension Plan controlled by Borrower or such ERISA Affiliate with the Internal Revenue Service or the PBGC, or (b) received by Borrower or such ERISA Affiliate from any plan administrator of a Pension Plan not under their control or from a Multi Employer Plan;

          (J) promptly after becoming aware of any Material Adverse Effect with respect to which notice is not otherwise required to be given pursuant to this
Section 7.1, an officer's certificate of Borrower setting forth the details of
-----------
such Material Adverse Effect and stating what action Borrower has taken or proposes to take with respect thereto;

          (K) promptly (and in any event within 3 Business Days) after Borrower knows of (a) the institution of, or reasonably credible threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any of its Property, or (b) any material development in any such action, suit, proceeding, governmental investigation or arbitration, which, in either case, if adversely determined, is likely to have a Material Adverse Effect, an officer's certificate of Borrower describing the nature and status of such matter in reasonable detail;

          (L) as soon as available but in no event later than the last day of each fiscal year of Borrower, a copy of a consolidated business plan for Borrower and its Subsidiaries for the 24-month period commencing on the first day of the succeeding fiscal year, which business plan shall contain consolidated balance sheets as well as consolidated projections of sales, cash flow and borrowing needs for such 24-month period, on a month-by-month basis for the first 12 months of such period and on an annual basis for the second 12 months of such period;

          (M) at least once in each fiscal year of Borrower, (i) an Officer's Certificate setting forth all material insurance coverage maintained by Borrower as of the date of such certificate and of all insurance planned to be maintained by such Persons in such fiscal year, and (ii) certificates evidencing renewals of such insurance;

          (N) not less than two times in each calendar year, Agent shall conduct, on behalf of the Lenders and at Borrower's expense (not to exceed $12,000 in the aggregate in any fiscal year unless an Event of Default has occurred), an audit of the Accounts and Inventory of Borrower and its Subsidiaries, the results of which audits shall be satisfactory to Agent and the Lenders in form and substance and shall be performed by Persons acceptable to Agent and the Lenders, provided that at any time when an Event of Default shall have occurred and be continuing Agent shall be entitled to conduct such additional audits as it may require, at Borrower's sole cost and expense; and

          (O) any other information, including financial statements and computations, relating to the performance of obligations arising under this Agreement and/or the affairs of Borrower that Agent or any Lender may from time to time reasonably request and which is capable of being obtained, produced or generated without unreasonable cost by Borrower or of which Borrower has knowledge.

     7.2  Payment of Principal, Interest and Fees; to Keep Books; Reserves; Etc.
          ---------------------------------------------------------------------
Borrower will duly and punctually pay the principal of and interest and fees on the Loans in accordance with the terms of the Notes and this Agreement.
Borrower will, and will cause each of its Subsidiaries to, comply with all of the covenants, agreements and conditions contained in this Agreement and the other Loan Documents to which it is a party. Borrower's fiscal year end is August 31. Borrower will maintain the same fiscal year during and after the fiscal year ended August 31, 1997 and will keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

     7.3  Payment of Taxes and Claims.  Borrower will, and will cause each of
          ---------------------------
its Subsidiaries to, pay before they become delinquent:

          (A) all taxes (including excise taxes), assessments and governmental charges or levies imposed upon it or its income or profits or upon its Property, real, personal or mixed, or upon any part thereof;

          (B) all claims for labor, materials and supplies which, if unpaid, might result in the creation of a Lien upon its Property; and

          (C) all claims, assessments, or levies required to be paid by any of them pursuant to any agreement, contract, law, ordinance or governmental rule or regulation governing any pension, retirement, profit-sharing or any similar plan;

provided, that, with respect to Property, items of the foregoing description
--------
need not be paid while being diligently contested in good faith and by appropriate proceedings so long as (i) adequate book reserves have been established with respect thereto and (ii) Borrower's title to and right to use its Property is not materially adversely affected by such non-payment. Borrower will timely file all Federal and state tax returns and informational returns required to be filed in connection with the payment of taxes and claims required by this Section 7.3.
        -----------

     7.4  Maintenance of Properties and Corporate Existence.  Borrower will, and
          -------------------------------------------------
will cause each of its Subsidiaries to:

          (A) maintain its Property in good condition and make all necessary renewals, repairs, replacements, additions, betterments, and improvements thereto consistent with the historical practices of such Persons;

          (B) keep true books of records and accounts in which full and correct entries will be made of all its business transactions and will reflect in its financial statements adequate accruals and appropriations to reserves;

          (C) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and powers and franchises including, without limitation thereof, any necessary qualification or licensing in any foreign jurisdiction;

          (D) comply with (i) all applicable statutes, regulations, franchises, and Orders of, and all applicable restrictions imposed by, any Governmental Body, in respect of the conduct of its business and the ownership of its Properties (including, without limitation, all Environmental Laws and all applicable statutes, rules, ordinances, regulations and Orders relating to fair labor standards, equal employment opportunities and occupational health and safety) and (ii) all terms of any material mortgage, indenture, contract, agreement or instrument, applicable to Borrower or any of its Properties; and

          (E) keep any Property it owns or operates free of contamination from Hazardous Materials and any other potentially harmful chemical or physical conditions. If Borrower or any Subsidiary receives notice of any Environmental Matter or contamination with Hazardous Materials that relates to any of them or their respective Properties, then Borrower agrees, upon request of Agent, to provide Agent with such reports, certificates, engineering studies or other written material or data as Agent may reasonably require so as to satisfy Agent that Borrower or such Subsidiary is in compliance with its obligations under this Agreement. Borrower covenants and agrees to, and to cause each of its Subsidiaries to, cooperate fully with such consultant in any such audits, including, without limitation, by providing such reasonable access to Borrower's and its Subsidiaries' books, records, Properties, employees and agents and by furnishing such written and oral information as such consultant may reasonably request in connection with any such audits.

     7.5  Insurance.  Borrower will, and will cause its Subsidiaries to, carry
          ---------
and maintain in full force and effect at all times with financially sound and reputable insurers, rated A or better by AM Best & Co., provided that if the
                                                        --------
rating of such insurer is lowered so that it no longer complies with this provision, Borrower shall have 30 days to replace (or to cause the applicable Subsidiary to replace) such insurance with other insurance satisfying the requirements of this Section 7.5 (or, as to workers' compensation or similar
                     -----------
insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on): (i) all workers' compensation or similar insurance as may be required under the laws of any jurisdiction, (ii) business interruption insurance covering risk of loss as a result of the cessation for all or any part of one year of all or any substantial part of the business conducted by it, (iii) insurance against such other risks as are usually insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, including, without limitation, fire, casualty, flood, public liability, products liability insurance, and (iv) with respect to any Collateral consisting of insurable Property, insurance against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to Agent and insurance insuring Borrower and its Subsidiaries against liability for personal injury and property damage relating to such Collateral, in the forms and amounts required hereunder and under the Mortgages. Insurance specified in clauses (ii) and (iii) shall be maintained in such amounts (and with co-insurance, deductibles and self-insured retention, if any) as such insurance is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Insurance specified in clause (iv) shall be maintained in such form and amounts and having such coverage as may be reasonably satisfactory to Agent. All insurance required hereunder shall (A) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by Agent of written notice thereof, (B) name Agent (for the benefit of the Lenders) as loss payee or additional insured, as its interests may appear, and (C) be reasonably satisfactory to Agent in all other respects.

     7.6  Further Assurances.  Promptly upon request by Agent, Borrower shall,
          ------------------
and shall cause its Subsidiaries to, (1) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof, and (2) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances, powers, proxies and other instruments as Agent may reasonably require from time to time in order (A) to carry out more effectively the purposes of this Agreement or any other Loan Document, (B) to subject to the Liens and security interests created by any of the Loan Documents any of their respective Properties, rights or interests covered or now or hereafter intended to be covered by any of the Loan Documents, (C) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens and security interests intended to be created thereby and (D) better to assure, convey, grant, assign, transfer, preserve, protect and confirm to Agent the rights granted or now or hereafter intended to be granted to it under any Loan Document or under any other instrument executed in connection with or pursuant to any Loan Document.

     7.7  Restrictions on Indebtedness.  Borrower will not, and will not permit
          ----------------------------
any of its Subsidiaries to, incur, create, assume or suffer to exist any Indebtedness, other than the following:

          (A) Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

          (B) Accounts payable and other accrued liabilities in the ordinary course of business;

          (C) Senior Debt, in addition to the Obligations, in an aggregate principal amount not to exceed $2,000,000 in any fiscal year;

          (D) Indebtedness owed to Bob Green in an aggregate amount of not more than $500,000 at any one time outstanding; and

          (E)  Indebtedness secured by Liens permitted under Section 7.8.
                                                             -----------

     7.8  Restrictions on Liens.  Borrower will not, and will not permit any of
          ---------------------
its Subsidiaries to, create, assume or suffer to exist any Lien upon any of their respective Properties, whether now owned or hereafter acquired, except the following (herein collectively referred to as "Permitted Liens"):
                                               ---------------

          (A) Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 7.3;
                                                -----------

          (B) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being diligently contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (C) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), provided that the amount of Liens of Borrower referred to in this
        --------
Subsection (C) outstanding at any time shall not exceed $125,000 in the aggregate;

          (D) Any attachment or judgment Lien (including judgment or appeal bonds) which shall, within 30 days after the entry thereof, have been discharged, bonded or execution thereof stayed pending appeal, or which shall have been discharged or bonded within 30 days after the expiration of any such stay;

          (E) Leases or subleases granted to others not interfering with the ordinary conduct of business;

          (F) Easements, rights-of-way, restrictions and other similar charges or encumbrances which do not, individually or in the aggregate, materially interfere with the ordinary conduct of business;

          (G) Any interest, title or Lien of a lessor under any permitted operating lease;

          (H) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (I)  Liens incurred pursuant to the Loan Documents;

          (J)  Liens listed on Schedule 6.8A or Schedule 6.10 in existence on
                               -------------    -------------
the Date after giving effect to the Transactions;

          (K) Commencing in fiscal year 1998, and for each fiscal year thereafter, Liens (including Capitalized Leases) in respect of Property acquired or constructed or improved by Borrower after the Closing Date, which Liens exist or are created at the time of acquisition or completion of construction or improvement of such Property or within 60 days thereafter, but any such Lien shall cover only the Property so acquired or constructed and any improvements thereto (and any real Property on which such Property is located, if such Property is a building, improvement or fixture), provided that the aggregate
                                                 --------
principal amount of all Indebtedness secured by Liens incurred pursuant to this Subsection (K) in any fiscal year, together with any Indebtedness incurred pursuant to Section 7.7(C), shall not exceed $2,000,000; provided that this
            --------------                               --------
Section 7.8 shall not be construed to prohibit the incurrence of Liens against
-----------
the capital stock of Target at any time prior to the Inclusion Date (as defined in Section 7.9).
   -----------

     7.9  Target Stock.  Commencing on the Closing Date, Borrower shall take
          ------------
such action as may be necessary to cause the capital stock of Target to cease being "margin stock" as defined in Regulation U of the board of Governors of the Federal Reserve System (12 CAR 207), which shall be accomplished not more than 30 days after the Closing Date. Upon the capital stock of Target ceasing to be "margin stock" (the Inclusion Date"),Borrower shall cause such stock to be
                    --------------
pledged to Agent pursuant to the Pledge Agreement and such stock shall thereafter be subject to Section 7.8 of this Agreement.

     7.10 Sale-Leaseback Transactions.  Borrower will not, and will not permit
          ---------------------------
any of its Subsidiaries to, enter into any arrangements with any lender or investor or to which such lender or investor is a party providing for the leasing by Borrower or any Subsidiary of real or personal Property which has been or is to be sold or transferred by Borrower or such Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Property or rental obligations of Borrower or such Subsidiary.

     7.11 Transactions with Affiliates.  Borrower will not, and will not permit
          ----------------------------
any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property or the rendering of any service), with any Affiliate except in the ordinary course of business and on terms that are not less favorable to Borrower or such Subsidiary than those that would be obtainable at the time in an arms' length transaction with any Person who is not such an Affiliate.

     7.12 Consolidation, Merger or Disposition of Assets; Acquisitions.
          ------------------------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, Property or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the business, Property or fixed assets of, or stock or other evidence of beneficial interest in any Person, except:

          (A) Borrower and its Subsidiaries may in the ordinary course of its business sell or otherwise dispose of Inventory;

          (B) Borrower and its Subsidiaries may sell or otherwise dispose of, in the ordinary course of business, (i) Property that is worn out or obsolete or no longer used in its business, and (ii) other Property in an amount not to exceed an aggregate Fair Market Value of $500,000 on a consolidated basis per fiscal year;

          (C) any Subsidiary of Borrower may merge with Borrower or any other Subsidiary of Borrower.

     7.13 Sale or Discount of Receivables.  Borrower will not, and will not
          -------------------------------
permit any of its Subsidiaries to, directly or indirectly, sell with or without recourse, or discount or otherwise sell any of its notes or accounts receivable.

     7.14 Certain Contracts.  Borrower will not, and will not permit any of its
          -----------------
Subsidiaries to, enter into or be a party to, any Guarantee or contract which, in economic effect, is substantially equivalent to a Guarantee, except to the extent permitted by Section 7.7.
                    -----------

     7.15 Restricted Payments and Investments.  Borrower will not, and will not
          -----------------------------------
permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment (except to Borrower) or any Investment other than Permitted Investments. This Section 7.15 shall not prohibit Borrower or any Subsidiary from owning the
     ------------
capital stock of their respective Subsidiaries; provided that no Investments may
                                                --------
be made in Excluded Subsidiaries in excess of those Investments existing as of the Closing Date.

     7.16 Financial Covenants.  All financial covenants are determined for
          -------------------
Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

          (A) Borrower will have, as at the last day of each fiscal quarter prior to August 31, 1998, a Book Net Worth of not less than $20,500,000. "Book
                                                                           ----
Net Worth" means the aggregate book value of all assets of Borrower and its
---------
Subsidiaries on a consolidated basis, net of liabilities, determined in accordance with GAAP.

          (B) Borrower will not permit, as at the last day of each fiscal quarter prior to August 31, 1998, its ratio of Total Liabilities to Book Net Worth to be greater than 3.0 : 1.0. "Total Liabilities" means the aggregate
                                      -----------------
liabilities of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          (C) Borrower will not permit, (i) as at August 31, 1998 and at the last day of each fiscal quarter thereafter prior to August 31, 1999, its ratio of Total Liabilities to Tangible Net Worth to be greater than 5.5 : 1.0, and
(ii) as at August 31, 1999 and at the last day of each fiscal quarter thereafter, its ratio of Total Liabilities to Tangible Net Worth to be greater than 3.5 : 1.0.

          (D) Borrower will have, (i) as at August 31, 1998 and at the last day of each fiscal quarter thereafter prior to August 31, 1999, a Tangible Net Worth of not less than $8,500,000, and (ii) as at August 31, 1999 and at the last day of each fiscal quarter thereafter, a Tangible Net Worth of not less than $13,000,000.

          (E) Borrower shall at all times have a ratio of (x) Consolidated Net Income plus depreciation and amortization to (y) the current portion of long-term Indebtedness plus Capital Expenditures incurred but not financed during the applicable period of measurement of not less than 1.4 : 1.0, as at the end of each fiscal quarter for the period of four consecutive fiscal quarters then ended.

          (F) Borrower shall have a ratio of Consolidated Current Assets to Consolidated Current Liabilities of not less than 1.0 : 1.0, as at the end of each fiscal quarter.

     7.17 Acquisition of Margin Securities.  Borrower will not, and will not
          --------------------------------
permit any Subsidiary to, own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Board of Governors of the Federal Reserve System as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Agent shall have received an opinion of counsel satisfactory to it to the effect that such purchase or acquisition will not cause this Agreement or the Loans to be in violation of Regulations G, U or X or any other regulation of such Board then in effect; provided that Borrower and its Subsidiaries may from time to time acquire and
--------
hold "margin securities" so long as the aggregate Fair Market Value of all such margin securities held by Borrower and its Subsidiaries at any one time does not exceed $25,000; and provided, further that this Section 7.17 shall not be deemed
                    --------  -------           ------------
to prohibit the consummation of the acquisition or (subject to Section 7.9)
                                                               -----------
Borrower's ownership of the capital stock of Target. Notwithstanding any other provision of the Loan Documents to the contrary, securities purchased and held in accordance with the proviso of the preceding sentence shall not be required to be subject to the Liens created pursuant to the Loan Documents, and such securities shall not be deemed to be subject to the provisions of the Loan Documents prohibiting Liens in favor of Persons other than Agent and the Lenders against Property of Borrower and its Subsidiaries.

     7.18 Collateral Locations.  Neither the location of the principal place of
          --------------------
business and chief executive office of Borrower nor the location of any Collateral (except Collateral being disposed of as permitted under this Agreement) shall be changed nor shall there be established additional places of business or additional locations at which Collateral is stored, kept or processed except upon at least 30 days' prior written notice to Agent and in compliance with the applicable provisions of this Agreement.

     7.19 Negative Pledges, Restrictive Agreements, etc.  Borrower will not, and
          ---------------------------------------------
will not permit any of its Subsidiaries to, enter into any agreement (excluding the Loan Documents) prohibiting the creation or assumption of any lien upon any of the Collateral, whether now owned or hereafter acquired, or the ability of Borrower or any Subsidiary to amend or otherwise modify any Loan Document to which it is a party.

     7.20 Additional Collateral Matters.  Schedule 7.20 sets forth a complete
          -----------------------------
and accurate list of all banking and other depository accounts of Borrower and its Subsidiaries existing on the Closing Date after giving effect to the Acquisition. Borrower shall, and shall cause each of its Subsidiaries to, within the applicable time period indicated for each such account on Schedule 7.20, either (i) cause such account to be maintained with Agent, (ii) close such account or (iii) cause such account to become subject to an account take-over letter substantially in the form of Exhibit L hereto executed and delivered by
                                    ---------
the institution at which such account is maintained (if other than Agent). Borrower will, and will cause each of its Subsidiaries to: (a) use best efforts have the lessors of their respective real Properties execute and deliver to Agent landlord waivers substantially in the form of Exhibit K hereto, and each
                                                    ---------
of them shall require the execution and delivery of such a landlord waiver in connection with any new lease of real Property; (b) not open or suffer to exist any banking or depositary account unless such account is either (x) maintained with Agent or (y) (if not maintained with Agent) made subject to an account take-over letter substantially in the form of Exhibit L hereto executed by the
                                              ---------
institution at which such account is maintained or otherwise subject to a first priority security interest in favor of Agent; (c) notify any warehouseman, bailee or processor holding Inventory having a Fair Market Value in excess of $1,000,000 of the Liens created in favor of Agent and the Lenders and instruct such Person to hold such Inventory for Agent's account subject to Agent 's instructions; and (d) notify any third-party molder holding Equipment having a Fair Market Value in excess of $1,000,000 of the Liens created in favor of Agent and the Lenders and instruct such Person to hold such Equipment for Agent's account subject to Agent 's instructions.

     7.21 Future Subsidiaries.  Notwithstanding any other provision of this
          -------------------
Agreement or the other Loan Documents, Borrower will not, and not permit any of its Subsidiaries to, create or acquire any other Subsidiary (a "New Subsidiary")
                                                                --------------
unless (a) such New Subsidiary is a corporation organized under the laws of the United States, (b) such New Subsidiary (i) executes and delivers a Trademark Security Agreement with respect to any Property owned by such New Subsidiary that constitutes collateral under the form of Trademark Security Agreement, (ii) becomes a party to the Security Agreement and the Subsidiary Guaranty and (iii) if requested by Agent, with respect to any real property owned by such Subsidiary, a Mortgage, (c) the ownership interests in such New Subsidiary are pledged to Agent pursuant to a Pledge Agreement, (d) Agent and the Lenders receive an opinion of counsel to such Subsidiary addressing, with respect to such New Subsidiary and its Loan Documents, the matters addressed with respect to Borrower's Subsidiaries on the Closing Date in the opinion attached hereto as Exhibit D, and (e) after giving effect to the creation or acquisition of such
---------
New Subsidiary, no Default or Event of Default shall have occurred and be continuing (for purposes of determining compliance with this clause (e), Borrower shall deliver an Officer's Certificate in the form required by Section
                                                                        -------
7.1(C) which shall set forth calculations of the specified covenants on a pro-
------
forma basis at last day of Borrower's most recently ended fiscal quarter as if the New Subsidiary had been a Subsidiary of Borrower during such fiscal quarter).

8.   EVENTS OF DEFAULT; REMEDIES.
     ---------------------------

     8.1  Events of Default.  Any one or more of the following events shall
          -----------------
constitute an Event of Default by Borrower under this Agreement.

          (a) If Borrower fails to make any payment of all or any portion of the Obligations when due and payable or when declared due and payable (whether interest, fees or otherwise, including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on any of the Obligations);

          (b) If Borrower or any of its Subsidiaries defaults in the performance or observance of any term, provision, condition, covenant, or agreement contained in Section 7.7, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16,
                       ----------- -----  ----  ----  ----  ----  ----  ----
7.17, 7.19 or 7.21;
----  ----    ----

          (c) If Borrower or any of its Subsidiaries defaults in the performance or observance of any term, provision, condition, covenant, or agreement contained in Section 7.1, 7.5, 7.8, 7.9 or 7.20 and such default
                       -----------  ---  ---  ---    ----
continues unremedied for a period of 5 days;

          (d) If Borrower of any of its Subsidiaries fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Agreement or in any of the other Loan Documents other than as specified in any other subsection of this Section 8.1, and such default
                                          -----------
continues unremedied for a period of 30 days;

          (e) If any material portion of the Properties of Borrower and its Subsidiaries is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any judicial officer or assignee;

          (f) If any bankruptcy, reorganization, receivership, liquidation, assignment for the benefit of creditors or other insolvency proceeding (each, an "Insolvency Proceeding") is commenced by Borrower or any Subsidiary;
 ---------------------

          (g) If an Insolvency Proceeding is commenced against Borrower or any Subsidiary and not dismissed within 60 calendar days;

          (h) If Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs and such injunction or other order is not released to the satisfaction of Agent within 10 calendar days of the entry of such injunction, restraint or order;

          (i) If a notice of lien, levy, or assessment is filed of record with respect to any material portion of the Property of Borrower and its Subsidiaries by any Governmental Body, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any material portion of Borrower's and its Subsidiaries' Property and the same is not paid on the payment date thereof, unless the same is being contested in good faith by appropriate proceedings and with appropriate reserves and no Lien has attached in respect thereof;

          (j) If a judgment or other claim becomes a Lien upon any material portion of Borrower's or any Subsidiary's Property and is not being contested in good faith by Borrower or such Subsidiary, execution on which has been stayed pending such contest;

          (k) If Agent's Lien in any Collateral shall cease or fail to be a valid, perfected first-priority Lien, subject to Permitted Liens and such other exceptions as may be permitted under this Agreement;

          (l) If any Loan Document shall cease to be valid and enforceable against Borrower or any of its Subsidiaries, or Borrower or any Subsidiary shall so assert;

          (m) If any Person, or any group of Persons acting in concert, shall have become the direct or indirect beneficial owner (within the meaning of Rule 13d under the Exchange Act) of more than 25% of the outstanding shares of Borrower's capital stock having ordinary voting power;

          (n) If there is a default in any agreement to which Borrower or any Subsidiary is a party with third parties resulting in a right by such third parties, whether or not exercised, to accelerate the maturity of Borrower's or any such Subsidiary's Funded Debt in an aggregate principal amount in excess of $100,000; and

          (o) If any representation, warranty, certification or statement made by or on behalf of Borrower, and of its Subsidiaries or any officer of any of them in this Agreement, any other Loan Document or in any certificate, instrument, financial statement or other document now or hereafter delivered hereunder or pursuant to or in connection with any provision hereof shall prove to be false or incorrect or breached in any material respect on the date as of which made.

     8.2  Remedies.  If any Event of Default described in clause (f) or (g) of
          --------                                        ----------    ---
Section 8.1 shall occur, the Commitment and the Loans (if not theretofore
-----------
terminated) shall automatically terminate and the outstanding principal amount of all outstanding Obligations shall automatically be and become immediately due and payable, without notice or demand. If any other Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, Agent may, by notice to Borrower, declare all or any portion of the outstanding principal amount of the Obligations to be due and payable and/or the Loans and the Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Loans and the Commitment shall terminate. In addition, upon any Event of Default Agent shall have the right to exercise any and all remedies available to it at law or in equity as well as any rights or remedies specified in any the Loan Documents.

     8.3  Remedies with Respect to Collateral.
          -----------------------------------

          (a) Without limiting the foregoing, if any Event of Default shall occur and be continuing, Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement, any other Loan Document or by law, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Agent may, without demand of performance or other demand, advertisement, legal process or notice of any kind (except as may be required by law or provided herein) to or upon

Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), (i) at any time or times enter Borrower's premises and take physical possession of the Collateral and maintain such possession on Borrower's premises, without any obligation to pay rent or other compensation to Borrower, (ii) remove the Collateral or any part thereof, to such other places as Agent may desire, (iii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or (iv) forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Agent's offices or elsewhere at such prices and on such terms as Agent may deem commercially reasonable (irrespective of the impact of any such sales on the market price of the Collateral), for cash or on credit or for future delivery. Any such purchaser (including, without limitation, Agent and any other Lender) of Collateral sold pursuant to this
Section 8.3 shall purchase the same absolutely free from any claim or right on
-----------
the part of Borrower and Borrower does hereby waive (to the maximum extent permitted by the UCC and other applicable law) all rights of redemption, stay, and appraisal which Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Borrower further agrees, at Agent's request to assemble the Collateral and make it available to Agent at places which Agent shall reasonably select, whether at Borrower's premises or elsewhere. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Agent arising out of the repossession, retention or sale of the Collateral except such as may arise out of the gross negligence or willful misconduct of Agent or the failure of Agent to exercise reasonable care in the custody and preservation of Collateral in its possession or under its control as provided in Section 4.3. Borrower
                                                      -----------
agrees that, to the extent notice of sale shall be required by law, Agent need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice shall constitute reasonable notification within the meaning of Section 9504(3) of the UCC.

          (b) Borrower also agrees to pay all reasonable costs of Agent and Lenders, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder, including, without limitation, reasonable fees for attorneys employed by Agent or any Lenders to collect any deficiency existing after the application of proceeds from any sale of Collateral pursuant to this Section 8.3.
                                                      -----------

          (c) Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

          (d) The proceeds of any disposition of any Collateral obtained pursuant to this Section 8.3 and\or the other Loan Documents shall be applied as
                 -----------
follows:

               (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by Agent in foreclosing on and disposing of the Collateral;

               (ii) next, any surplus then remaining to the payment of the Obligations (whether matured or unmatured) in such order as Agent may determine in its sole discretion; and

               (iii) thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to Borrower or to such other Person legally entitled to same; it being understood that Borrower will remain liable to Agent and the Lenders to the extent of any deficiency between the amount of the Obligations and the aggregate of all amount realized from Collateral.


9.   THE AGENT
     ---------

     9.1  Actions.  Each Lender hereby appoints COMERICA BANK-CALIFORNIA
          -------
("Comerica") as its Agent under and for purposes of this Agreement and each
 ----------
other Loan Document. Each Lender authorizes Agent to act on behalf of such Lender under this Agreement and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by Agent (with respect to which Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) Agent, pro rata
                                                                  --- ----
according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, Agent in any way relating to or arising out of this Agreement and any other Loan Document, including reasonable attorneys' fees, and as to which Agent is not reimbursed by Borrower; provided, however, that no Lender shall be liable
                               --------  -------
for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from Agent's gross negligence or wilful misconduct. Agent shall not be required to take any action hereunder, or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of Agent shall be or become, in Agent's determination, inadequate, Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     9.2  Funding Reliance, etc.  Unless Agent shall have been notified by
          ---------------------
telephone, confirmed in writing, by any Lender by 5:00 p.m., Pacific time, on the day prior to an Advance or Purpose Line disbursement that such Lender will not make available the amount which would constitute its Percentage of such Advance or disbursement on the date specified therefor, Agent may assume that such Lender has made such amount available to Agent and, in reliance upon such assumption, make available to Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to Agent, such Lender and Borrower severally agree to repay Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date Agent made such amount available to Borrower to the date such amount is repaid to Agent, at the interest rate applicable at the time to the portion of the Revolving Loan comprising such Advance or to such Purpose Line disbursement, as the case may be.

     9.3  Exculpation.  Neither Agent nor any of its directors, officers,
          -----------
employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by Borrower or any of its Subsidiaries of their respective obligations under the Loan Documents. Any such inquiry which may be made by Agent shall not obligate it to make any further inquiry or to take any action. Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which Agent believes to be genuine and to have been presented by a proper Person.

     9.4  Successor.  Agent may resign as such at any time upon at least 30
          ---------
days' prior notice to Borrower and all Lenders. If Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit
                                           ---------
as to any actions taken or omitted to be taken by it while it was Agent under this Agreement; and Sections 10.8 and 10.9 shall continue to inure to its
                    -------------     ----
benefit.

     9.5  Loans and other Transactions by Comerica.  Comerica shall have the
          ----------------------------------------
same rights and powers with respect to (x) the Revolving Loan made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not Agent. Comerica and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Borrower, any of its Subsidiaries or any of their Affiliates as if Comerica were not Agent hereunder.

     9.6  Credit Decisions. Each Lender acknowledges that it has, independently
          ----------------
of Agent and each other Lender, and based on such Lender's review of the financial information of Borrower and its Subsidiaries, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     9.7  Copies, etc.  Agent shall give prompt notice to each Lender of each
          -----------
notice or request required or permitted to be given to Agent by Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by Borrower). Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by Agent from Borrower for distribution to the Lenders by Agent in accordance with the terms of this Agreement.


10.  GENERAL PROVISIONS
     ------------------

     10.1 Notices.  All communications provided for hereunder shall be in
          -------
writing and delivered by hand or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent (i) if to any Lender or Agent, to:

               Comerica Bank-California
               301 East Ocean Boulevard
               Long Beach, CA  90802
               Attention:  Scott Monson
               Telecopy Number:  562-595-8251

          with a copy to:

               Manatt, Phelps & Phillips, LLP
               11355 West Olympic Blvd.
               Los Angeles, CA  90064
               Attention: Monte M. Lemann, Esq.
               Telecopy Number:  310-312-4224

or to such other address or telecopy number as Agent or such Lender may have designated to Borrower in writing; and (ii) if to Borrower, to:

               Summa Industries
               21250 Hawthorne Blvd., Suite 500
               Torrance, CA  90503
               Attention:  Mr. James R. Swartwout, Chairman
               Telecopy Number:

          with a copy to:

               Morrison & Foerster LLP
               555 West Fifth St.
               Los Angeles, CA  90013-1024
               Telecopy Number:  213-892-5454

or to such other address or addresses or telecopy number or numbers as Borrower may most recently have designated in writing to Agent and the Lenders by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by or telecopy, or three Business Days after being so mailed.

     10.2 Successors and Assigns; Assignments and Participations.  This
          ------------------------------------------------------
Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign
                                -----------------
this Agreement or any rights or duties hereunder
without Agent's prior written consent and any prohibited assignment shall be absolutely void. No consent by Agent to an assignment by Borrower shall release Borrower from its obligations. Each Lender may assign, or sell participations in, its Commitment to one or more other Persons in accordance with the following provisions of this Section 10.2; provided that no such assignment or
                   ------------  --------
participation shall be permitted if after giving effect thereto, there would be, in the aggregate, more than four (4) Lenders and Participants hereunder

          (a)  Assignments.  Any Lender may at any time, with notice to Borrower
               -----------
and Agent, assign and delegate to one or more commercial banks or other financial institutions acceptable to Agent (each Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee
                                                                   --------
Lender"), all or any fraction of such Lender's Commitment (which assignment and
------
delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Commitment and shall be allocated ratably among the Revolving Loan, the Term Loan and the Purpose Line); provided, however, that Borrower and
                                           --------  -------
Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to Borrower and Agent by such Lender and such Assignee Lender; and (ii) Agent shall have received its customary processing fee from such Lender or Assignee Lender and an executed assignment agreement in form and substance satisfactory to Agent. Notwithstanding the foregoing, not less than 50% of the aggregate Commitments shall at all times be held by Comerica Bank-California and/or one of more of its Affiliates.

          From and after the date that an assignment becomes effective as provided in the preceding paragraph, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such assignment, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such assignment, shall be released from its obligations hereunder and under the other Loan Documents. Within 5 Business Days after its receipt of notice of such assignment, Borrower shall execute and deliver to Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Commitment and, if the assignor Lender has retained a Commitment hereunder, replacement Notes each in the principal amount of the applicable Loan retained by the assignor Lender hereunder (each such Note to be in exchange for, but not in payment of, the Note then held by such assignor Lender). Each such replacement Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to Borrower. Accrued interest on that part of the predecessor Note evidenced by the replacement Note, and accrued fees, shall be paid as provided in the documentation effecting the Assignment. Accrued interest on that part of the predecessor Note evidenced by the Revolving Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 10.2(a) shall be null and void.
          ---------------

          (b)  Participations.  Any Lender may at any time sell to one or more
               --------------
commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any its
                               -----------
Commitment; provided, however, that
            --------  -------

          (i)   no participation contemplated in this Section 10.2(b) shall
                                                      ---------------
     relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

          (ii) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations;

          (iii) Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (iv) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.6.
                           ----------    ---    ------------

Borrower acknowledges and agrees that each Participant, for purposes of Sections
                                                                        --------
3.4, 3.5, 3.6, 3.7, 10.8 and 10.9, shall be considered a Lender.
---  ---  ---  ---  ----     ----

     10.3 Section Headings. Headings and numbers have been set forth herein for
          ----------------
convenience only. Unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

     10.4 Interpretation.  Neither this Agreement nor any uncertainty or
          --------------
ambiguity herein shall be construed or resolved against Agent, any Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties (each of which has had the benefit of advice from legal counsel) and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     10.5 Severability of Provisions.  Each provision of this Agreement shall be
          --------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     10.6 Amendments and Waivers.  No amendment, modification, termination, or
          ----------------------
waiver of any provision of this Agreement, the other Loan Documents, or any other document or instrument executed in connection herewith, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of the Required Lender; provided, however, that no such
                                            --------  -------
amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b)  modify this Section 10.6, change the definition of "Required
                           ------------                            --------
     Lenders", increase the Commitment of any Lender, reduce any fees payable to
     -------
     Agent or the Lenders, release any collateral security, except as otherwise specifically provided in any Loan Document or extend the Maturity Date shall be effective without the consent of each Lender and each holder of a Note;

          (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any portion of any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be effective without the consent of the holder of that Note evidencing such portion of the applicable Loan; or

          (d)  affect adversely the interests, rights or obligations of Agent qua Agent shall be effective without consent of Agent.
     ---

     10.7 Set Offs.  Upon the occurrence and during the continuance of any Event
          --------
of Default, Agent and each Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply to the payment of the Obligations (whether or not then due and regardless of whether Agent shall have made any demand therefor), and (as security for such Obligations) Borrower hereby grants to Agent (for the benefit of the Lenders) a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter maintained with Agent or any Lender (whether general or special,
time or demand, provisional or final).   Agent and each Lender agrees promptly
to notify Borrower after set-off and application made by Agent or any Lender, as the case may be, provided that the failure to give such notice shall not
                    --------
affect the validity of such set-off and application.  The provisions of this

Section 10.7 are in addition to other rights and remedies (including, without
------------
limitation, other rights of set-off) which  Agent may have.

     10.8 Attorneys' Fees and Costs.  Borrower agrees to pay on demand all
          -------------------------
expenses of Agent (including the fees and out-of-pocket expenses of counsel to Agent and of local counsel, if any, who may be retained by counsel to Agent) in connection with the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated. Borrower further agrees to pay, and to save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, or the issuance of the Notes or any other Loan Documents. Borrower also agrees to reimburse Agent upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by Agent and the Lenders in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations and any Lien in favor of Agent.

     10.9 Indemnification.  In consideration of the execution and delivery of
          ---------------
this Agreement by Agent and Lenders and Lenders' agreement to provide the Loans hereunder, Borrower hereby indemnifies, exonerates and holds Agent, each Lender and each of their respective and each of its parents, officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless
                                         -------------------
from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the
                                      -----------------------
Indemnified Parties or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loans; except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      10.10 Dissemination.  Borrower acknowledges that Agent and the Lenders may
            -------------
provide information regarding Borrower and the Loans to their respective parents, subsidiaries, affiliates and service providers in each case in accordance with their respective customary business practices.

      10.11 Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

      10.12 Integration. This Agreement, together with the other Loan Documents,
            -----------
reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted, modified, or qualified by any other agreement, oral or written, whether before or after the date hereof.

      10.13 No Waiver; Remedies Cumulative.   Agent and the Lenders shall not by
            ------------------------------
any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and the Lenders and then only to the extent expressly provided therein. A waiver by Agent and the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent and the Lenders would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent and the Lenders, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

      10.14 GOVERNING LAW. THIS AGREEMENT, THE NOTES AND ALL OTHER LOAN
            -------------
DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

      10.15 WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT
            --------------------
THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AFTER CONSULTING OR HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR CHOICE) ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL

INDUCEMENT FOR AGENT AND EACH LENDER TO ENTER INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.
        [remainder of page intentionally left blank; signatures follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date first set forth above.


                                        SUMMA INDUSTRIES


                                        By:/s/ James R. Swartwout
                                           -----------------------

                                        Title: President
                                               ----------


                                        COMERICA BANK-CALIFORNIA

                                        By:/s/ Scott T. Monson
                                           -------------------------

                                        Title: Senior Vice President
                                               ---------------------

                                                                       EXHIBIT A
                                                                       ---------
                                REVOLVING NOTE

$15,000,000.00                                              __________ ___, 1997

     FOR VALUE RECEIVED, the undersigned, SUMMA INDUSTRIES, a California corporation (the "Borrower"), promises to pay to the order of COMERICA BANK-
                  --------
CALIFORNIA (the "Bank") on demand, the principal sum of FIFTEEN MILLION DOLLARS
                 ----
($15,000,000) or, if less, the aggregate unpaid principal amount of all advances under the Revolving Loan shown on Bank's books and records made by Bank pursuant to that certain Loan Agreement, dated as of October 21, 1997 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among Borrower, Comerica Bank-California, as
              --------------
Agent, and the several Lenders identified therein.

     Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by Bank pursuant to the Loan Agreement.

     This Note is the Revolving Note referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN LOS ANGELES, CALIFORNIA, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

                                   SUMMA INDUSTRIES


                                   By:______________________________________
                                   Title:___________________________________

                                                                       EXHIBIT B
                                                                       ---------
                                   TERM NOTE

$13,500,000.00                                               _________ ___, 1997

     FOR VALUE RECEIVED, the undersigned, SUMMA INDUSTRIES, a California corporation (the "Borrower"), promises to pay to the order of COMERICA BANK-
                  --------
CALIFORNIA (the "Bank") on October 21, 2004, the principal sum of THIRTEEN
                 ----
MILLION FIVE HUNDRED THOUSAND DOLLARS ($13,500,000) or, if less, the aggregate unpaid principal amount of the Term Loan made by Lender pursuant to that certain Loan Agreement, dated as of October 21, 1997 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the

"Loan Agreement"), among Borrower, Comerica Bank-California, as Agent, and the
---------------
several Lenders identified therein.

     Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Principal is payable at the times and in the amounts set forth in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by Lender pursuant to the Loan Agreement.

     This Note is the Term Note referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN LOS ANGELES, CALIFORNIA, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

                                        SUMMA INDUSTRIES


                                        By:_____________________

                                        Title:__________________

                                                                       EXHIBIT C
                                                                       ---------
                                  PURPOSE NOTE

$____________                                                _________ ___, 199_

     FOR VALUE RECEIVED, the undersigned, SUMMA INDUSTRIES, a California corporation (the "Borrower"), promises to pay to the order of COMERICA BANK-
                  --------
CALIFORNIA (the "Bank") on _________, ____, the principal sum of
                 ----
______________________________________ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of the Term Loan made by Lender pursuant to that certain Loan Agreement, dated as of October 21, 1997 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), between among Borrower, Comerica Bank-
              --------------
California, as Agent, and the several Lenders identified therein Borrower, Comerica Bank-California, Agent, and the several Lenders. Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Principal is payable at the times and in the amounts set forth in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by Lender pursuant to the Loan Agreement.

     This Note is the one of the Purpose Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN LOS ANGELES, CALIFORNIA, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

                                        SUMMA INDUSTRIES


                                        By:__________________________


                                        Title:_______________________